UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

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RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Joint Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Russell Investment Company and Russell Investment Funds (the “Trusts”). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote with respect to the proposal, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please read the Joint Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or cast your vote by signing, voting and returning the proxy card(s) in the envelope provided. Voting your proxy, and doing so promptly, ensures that the Trusts will not need to conduct additional mailings or contact you directly to obtain your vote.

Please exercise your right to vote. Thank you.

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

1301 Second Avenue, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all shareholders of Russell Investment Company and Russell Investment Funds:

Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (each, a “Trust” and collectively, the “Trusts”) are holding a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trusts (each, a “Fund” and collectively, the “Funds”) on September 28, 2021 at 10:00 a.m. Pacific Time. The Special Meeting will be a virtual meeting conducted exclusively via live webcast. You will not be able to attend the meeting in person; all references herein to attending the meeting or voting “in person” mean in person by means of remote communication.

The Trusts are each Massachusetts business trusts and each operates as a registered management investment company. RIC and RIF currently offer shares of 31 and 9 Funds, respectively. The Proposal relates to all shareholders of the Funds.

The Special Meeting is being held for the purpose of electing six (6) persons (each, a “Trustee Nominee”) to the Board of Trustees of each of RIC and RIF. These matters are discussed in detail in the joint proxy statement enclosed with this notice.

THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Trusts have fixed the close of business of the New York Stock Exchange on June 30, 2021 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Each share of each Fund is entitled to one vote on the Proposal and a proportionate fractional vote for each fractional share held.

Because the Special Meeting is completely virtual and being conducted via live webcast, shareholders will not be able to attend the Shareholder Meeting at a physical location. You are cordially invited to attend the Special Meeting virtually.

The Special Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. Pacific Time on September 28, 2021. You will be able to attend the Special Meeting online, submit your questions during the Shareholder Meeting and vote your shares electronically at the Special Meeting by going to Meetings.computershare.com/MANLUKU and entering your control number, which is included on the proxy card that you received.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Special Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. Pacific Time on September 23, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Special Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

Regardless of whether you plan to attend the Special Meeting, we urge you to vote through the Internet or by telephone by following the instructions on the proxy card(s), or by signing, voting and returning the proxy card(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed on your proxy card(s) and in the Joint Proxy Statement. If you attend the Special Meeting, you may vote by means of remote communication even if you have previously returned your proxy card(s) or have voted through the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trusts or by voting by means of remote communication at the Special Meeting. It is very important that you vote your proxy promptly so that a quorum may be ensured and the costs of further solicitations avoided.

As always, we thank you for the trust you have placed in the Trusts.

By Order of the Trusts,

Mark Swanson
President, Chief Executive Officer, Treasurer, Chief Accounting Officer, and Chief Financial Officer
Russell Investment Company Russell Investment Funds

IMPORTANT NOTICE

Although we recommend that you read the complete Joint Proxy Statement, for your convenience we have provided a brief overview of the proposal (the “Proposal”). The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Joint Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Joint Proxy Statement?

The Board of Trustees is asking you to vote on the Proposal:

PROPOSAL: To elect as members (each, a “Trustee” and collectively, the “Trustees”) of the Boards of Trustees (collectively, the “Board”) of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (each, a “Trust” and collectively, the “Trusts”) (i) two current Trustees of RIC and RIF – Ms. Michelle Cahoon and Ms. Julie Dien Ledoux – who have not previously been elected by shareholders and (ii) four additional individuals – Ms. Jeannie Shanahan, Mr. Michael Day, Mr. Jeremy May and Mr. Vernon Barback – who are not current Trustees of RIC and RIF but who have been nominated by the Board to stand for election by shareholders. The Trusts are currently served by a single set of Trustees, whereby all Trustees serve on the Board of each Trust. The Trusts are sponsored by Russell Investment Management, LLC (“RIM” or the “Manager”), who serves as the investment adviser of each of the separate series of the Trusts (each, a “Fund” and collectively, the “Funds”). The service as Trustee of Ms. Jeannie Shanahan, Mr. Michael Day, Mr. Jeremy May and Mr. Vernon Barback would commence upon their election to the Board by shareholders.

At their meeting held on May 24, 2021, the Trustees determined to present (i) the election of two current Trustees of RIC and RIF – Ms. Michelle Cahoon and Ms. Julie Dien Ledoux – who have not been previously elected by the shareholders and (ii) the election of four additional individuals who are not current Trustees of RIC and RIF but who have been nominated by the Board, at the recommendation of the Board’s Nominating and Governance Committee, to stand for election by shareholders (each a “Trustee Nominee” and collectively, the “Trustee Nominees”) to hold office until such Trustee Nominee sooner dies, retires, resigns or is removed, as provided for in the Trusts’ organizational documents. Each of RIC and RIF currently has six Trustees. Each of the six current Trustees, except Ms. Julie Dien Ledoux and Ms. Michelle Cahoon, have previously been elected by RIC and RIF shareholders. The Proposal does not relate to those Trustees previously elected by RIC and RIF shareholders. – If either Ms. Michelle Cahoon or Ms. Julie Dien Ledoux does not receive a plurality of all outstanding shares of the Trust voting, she will remain on the Board of such Trust as a non-shareholder elected Trustee. If a Trustee Nominee other than Ms. Michelle Cahoon and Ms. Julie Dien Ledoux does not receive a plurality of all outstanding shares of the Trust voting, such Trustee Nominee will not serve on the Board of such

Trust. RIC and RIF also have one Trustee Emeritus. The Trustee Emeritus does not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally is not responsible or accountable in any way for the performance of the Board’s responsibilities. The service as Trustee of Ms. Jeannie Shanahan, Mr. Michael Day, Mr. Jeremy May and Mr. Vernon Barback would commence upon their election to the Board by shareholders.

For purposes of the Proposal, you are entitled to vote if you own shares in any one or more Funds as of the close of the Record Date (defined below) and your vote will be counted together with the votes of shareholders of other Funds in the same Trust.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, which are all Independent Trustees of the Trusts, unanimously recommend that you vote “FOR” the Proposal listed on the proxy card.

Why do the Trustees recommend that I vote “FOR” the Proposal?

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustee Nominees and the Board, collectively, lead to the conclusion that each Trustee Nominee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that each Trustee Nominee’s ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with RIM, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered the contributions that each Trustee Nominee can make to the Board and each Trust. Additionally, in considering each Trustee Nominee, the Trustees took into account the concern for the continued efficient conduct of the Trusts’ business. In particular, the Trustees considered the requirements of the Investment Company Act of 1940, and any amendments thereto, as they apply to the election of Trustees generally and the Trustee Nominees in particular.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposal can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Joint Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You may also vote by signing, voting and returning the proxy card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Trusts.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that the Trusts receive enough votes to act on the proposal. Unless you attend the meeting to vote by means of remote communication, your vote (cast by Internet, telephone or paper proxy card) must be received by the Trusts prior to the start of the meeting (10:00 a.m. Pacific Time on September 28, 2021).

Who is eligible to vote?

Any person who owned shares of a Fund on the “Record Date,” which was June 30, 2021 (even if that person has since sold those shares).

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. We have engaged Computershare Fund Services as our proxy solicitation agent. If you have questions, please call Russell Investments toll-free at 1-800-787-7354.

How can I vote my shares?

If you do not plan to attend the Special Meeting virtually, for your convenience, you are encouraged to vote in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

Please respond. Your vote is important whether or not you plan to attend the Special Meeting. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the joint proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s), or by signing, voting and returning the proxy card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options.

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

1301 Second Avenue, 18th Floor, Seattle, WA 98101

JOINT PROXY STATEMENT Dated July 20, 2021

SPECIAL MEETING OF SHAREHOLDERS To be Held on September 28, 2021

Introduction

Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (each, a “Trust” and collectively, the “Trusts”) have called a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trusts (each, a “Fund” and collectively, the “Funds”) to elect members to the Boards of Trustees of the Trusts (collectively, the “Board” or the “Trustees”). The Special Meeting will be held on September 28, 2021 at 10:00 a.m. Pacific Time. The Special Meeting will be a virtual meeting conducted exclusively via live webcast. You will not be able to attend the meeting at a physical location. All references herein to attending the meeting or voting “in person” mean attending or voting by means of electronic communication. Directions on how to attend the Special Meeting by means of remote communication are included below.

Item For Consideration

The Board requests shareholder approval to elect Ms. Michelle Cahoon, Ms. Julie Dien Ledoux, Ms. Jeannie Shanahan, Mr. Michael Day, Mr. Jeremy May and Mr. Vernon Barback to the Board.

The proxy materials are being mailed to shareholders on or about July 28, 2021.

INTRODUCTION AND VOTING INFORMATION

The Board is asking for shareholder approval to elect Ms. Michelle Cahoon, Ms. Julie Dien Ledoux, Ms. Jeannie Shanahan, Mr. Michael Day, Mr. Jeremy May and Mr. Vernon Barback to the Board.

Who May Vote

All shareholders of the Funds who own shares as of the close of business of the New York Stock Exchange on June 30, 2021 (the “Record Date”) are entitled to vote on the proposal (the “Proposal”). Each share of each Fund will be entitled to one vote on the Proposal at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix A sets forth the number of shares of beneficial interest outstanding and entitled to be voted of each class of each Fund as of the close of business of the New York Stock Exchange on June 30, 2021.

Voting by Proxy

If you do not plan to attend the Special Meeting virtually, you may submit a vote by proxy in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

For information about attending the Special Meeting by means of live webcast and voting remotely, please see below.

If you need more information on how to vote, or if you have any questions, please call Russell Investments toll-free at 1-800-787-7354. The Trusts urge you to fill out and return your proxy card(s) or vote by telephone or the Internet, even if you plan to attend the Special Meeting virtually. Doing so will not affect your right to attend the Special Meeting and vote.

The Trusts have named Mary Beth Albaneze, Mark Swanson and Kari Seabrands as proxies, and their names appear on your proxy card(s). By signing your proxy card(s) and returning it or, alternatively, by voting through the Internet or by telephone by following the instructions on the proxy card(s), you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card(s) and return it to the Trusts in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card(s), but do not make a specific choice with respect to the Proposal, one of the appointed proxies will vote your shares on the Proposal as recommended by the Board. You may vote part of your shares in favor of the Proposal and refrain from voting the remaining shares or vote them against the Proposal, but if you fail to specify the number of shares in which you are voting affirmatively, it will be conclusively presumed that your approving vote is with respect to the total shares that you are entitled to vote on the Proposal.

If an additional matter is properly presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Joint Proxy Statement was printed, the Trusts were not aware of any other matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Joint Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trusts in writing that you have revoked your proxy prior to the Special Meeting, by writing to the Secretary of the Trusts at the following address: 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting remotely. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

If you hold shares of a Fund indirectly through your investment in a variable insurance product, the insurance company is the shareholder of the Fund and is entitled to vote those shares. Pursuant to applicable laws, the insurance company votes such shares in accordance with instructions received from owners of the variable insurance products. Accordingly, you are being asked to provide voting instructions to your insurance company by means of a voting instruction card. The enclosed voting instruction card(s) contains details regarding how to provide your voting instructions.

Voting by Means of Remote Communication

The Special Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. Pacific Time on September 28, 2021.

Because the Special Meeting is completely virtual and being conducted via live webcast, shareholders will not be able to attend the Shareholder Meeting at a physical location.

You will be able to attend the Special Meeting online, submit your questions during the Shareholder Meeting and vote your shares electronically at the Special Meeting by going to Meetings.computershare.com/MANLUKU and entering your control number, which is included on the proxy card that you received.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Special Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. Pacific Time on September 23, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Special Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

Recommendation

The proxy is solicited by the Board on behalf of the Trusts, which unanimously recommends a vote “FOR” the election of all Trustee Nominees.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person (including by means of remote communication) or by proxy, in order for a Fund to hold a valid shareholder meeting. A Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. RIC’s Fourth Amended and Restated Master Trust Agreement, as amended, and RIF’s Third Amended and Restated Master Trust Agreement each provide that the presence, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum.

All shareholders of each Trust as of the Record Date will be entitled to vote on the Proposal. Each Trustee Nominee must receive a plurality of all outstanding shares of the Trust voting. For purposes of determining whether a Trustee Nominee receives a plurality of all outstanding shares of the Trust voting and, therefore, whether such Trustee Nominee has been elected by shareholders to serve on the Board of such Trust, your vote will be counted together with the votes of shareholders of other Funds in the same Trust. Provided that a quorum is present at the Special Meeting, the six Trustee Nominees receiving the most “FOR” votes will be elected (even if this represents less than a majority of the votes cast). Because each Trustee Nominee is up for election for a distinct seat on the Board (i.e., there is one vacancy corresponding to each Trustee Nominee) and because it is expected that each such election will be uncontested, to the extent that a Trustee Nominee receives any votes, such Trustee Nominee will be elected.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes (i.e., the scenario where a broker-dealer holding shares of a fund on behalf of a beneficial owner does not receive voting instructions from such beneficial owner, and the broker-dealer subsequently declines to vote, or is not permitted to vote, those shares at the Special Meeting) and abstentions with respect to the Proposal count as shares “present” solely for purposes of establishing a quorum but will not count as votes against each nominee.

Shares represented in person or by proxy, including shares that abstain or do not vote with respect to the Proposal, will be counted for purposes of determining whether there is a quorum at the Special Meeting.

Where shares of a Fund are held by another fund for which RIM serves as the investment adviser, those shares will be voted for and against the Proposal in the same proportion as the votes of the Fund’s other shareholders on the proposal.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In addition, an adjournment is permitted if a quorum is present, but sufficient votes in favor of the Proposal have not been received. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person (including by means of remote communication) or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trusts without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of RIM, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitation agent, Computershare Fund Services, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitation agent has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Proposal described in the Joint Proxy Statement. Should shareholders require additional information regarding the proxy, they may call Russell Investments toll-free at 1-800-787-7354. The proxy solicitation costs of the Proposal are expected to be approximately $1.6 million.

Costs of the Special Meeting

The Funds will bear all expenses incurred in connection with the Special Meeting, including the cost of soliciting proxies and the cost associated with any adjournments, whether or not the Proposal is approved by shareholders. The cost of the Special Meeting will be allocated to each Trust and borne by the Funds organized under such

Trust. Costs that are collectively borne by the Funds of each Trust will be allocated among the Funds of such Trust on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds. Such expenses are infrequent and/or unusual expenses and, therefore, will not be subject to any direct Fund-level expense cap in effect for the Funds.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to shareholders. Copies of the Funds’ most recent annual and semi-annual reports are available without charge by calling 1-800-787-7354, by writing to P.O. Box 219430, Kansas City, MO 64121-9430 or by visiting the Funds’ website at https://russellinvestments.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S) OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021

The Funds’ Notice of Special Meeting of shareholders and Joint Proxy Statement are available on the Internet at https://www.proxy-direct.com/rus-32161.

DISCUSSION OF PROPOSAL

ELECTION OF TRUSTEES TO THE BOARD

Who are the Trustee Nominees?

Ms. Michelle Cahoon, Ms. Julie Dien Ledoux, Ms. Jeannie Shanahan, Mr. Michael Day, Mr. Jeremy May and Mr. Vernon Barback are the Trustee Nominees. Mses. Cahoon and Dien Ledoux each currently serve on the Board of each Trust. Ms. Jeannie Shanahan, Mr. Michael Day, Mr. Jeremy May and Mr. Vernon Barback do not currently serve on the Board of either Trust but, at the recommendation of the Nominating and Governance Committee, were nominated by the Board at a meeting held on May 24, 2021, to stand for election by shareholders of the Trusts. Each of Ms. Michelle Cahoon and Ms. Julie Dien Ledoux were and, if elected by shareholders, each of Messrs. Day and May, Ms. Shanahan and Mr. Barback will be elected as a Trustee by the Board to serve until the Trustee Nominee sooner dies, retires, resigns or is removed, as provided for in the Trusts’ organizational documents pursuant to Article III, Section 3.1(c) of RIC’s Fourth Amended and Restated Master Trust Agreement, as amended, and Article III, Section 3.1(c) of RIF’s Third Amended and Restated Master Trust Agreement. It is now proposed that (i) Ms. Michelle Cahoon and Ms. Julie Dien Ledoux, each of whom currently serve as a Trustee of RIC and RIF, be elected by shareholders to serve on the Board of the Trusts and (ii) Messrs. Day and May, Ms. Shanahan and Mr. Barback be elected by shareholders to serve on the Board of the Trusts. Ms. Michelle Cahoon and Ms. Julie Dien Ledoux would each remain on the Board of the Trusts even if not elected as a Trustee by the shareholders.

One of the Trustee Nominees, Mr. Vernon Barback, serves as Chief Administrative Officer of an affiliate of the Fund’s adviser and is considered to be an interested person of the Trusts, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”). No Trustee Nominee is a party adverse to the Trusts or any of their affiliates in any material legal proceeding, nor does any Trustee Nominee have a materially adverse interest to the Trusts. The tables below set forth information concerning each Trustee Nominee.

Interested Trustee Nominee

Name:	Vernon Barback
Date of Birth:	August 8, 1956
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee Nominee
Term of Office:	N/A
Length of Time Served:	N/A
Number of Funds in the Fund Complex To Be Overseen:	40

Principal Occupation(s) During the Past Five Years:	Since May 2021, Chief Administrative Officer, Russell Investments; From Jan. 2016 to May 2021, Vice President, Russell Investments; From Jan. 2012 to Jan. 2016, Altß Partners (investment company), Partner.
Other Directorships Held During the Past Five Years:	Until 2020, Director of NorthStar Topco, LLC (technology and services outsourcing company)

Independent Trustee Nominees

The following Trustee Nominees are considered to be “disinterested” or “independent” persons of the Trusts, meaning that they have no direct affiliation with the Trusts, RIM, any sub-adviser (which, in this Joint Proxy Statement, may also be referred to as “money managers”) or the principal underwriter to the Trusts. As discussed elsewhere in this Joint Proxy Statement, Mses. Cahoon and Dien Ledoux each currently serve on the Board of each Trust.

Name:	Michelle L. Cahoon
Date of Birth:	July 5, 1966
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee
Term of Office:	Until successor is duly elected and qualified
Length of Time Served:	Trustee of RIC and RIF since 2021
Number of Funds in the Fund Complex Overseen:	40
Principal Occupation(s) During the Past Five Years:

From Jan. to Mar. 2019, Consulting Chief Financial Officer, Driehaus Capital Management LLC (investment adviser)

Until 2018, Chief Financial Officer and Treasurer, Driehaus Capital Management LLC and Driehaus Securities LLC (broker dealer)

Until 2018, Vice President and Treasurer, Driehaus Mutual Funds (investment company)

Other Directorships Held During the Past Five Years:	None

Name:	Julie Dien Ledoux
Date of Birth:	August 17, 1969
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee
Term of Office:	Until successor is duly elected and qualified
Length of Time Served:	Trustee of RIC and RIF since 2019
Number of Funds in the Fund Complex to be Overseen:	40
Principal Occupation(s) During the Past Five Years:	Until March 2018, Trustee of Avenue Credit Strategies Fund (investment company) Until November 2017, Trustee of Avenue Income Credit Strategies Fund (investment company)
Other Directorships Held During the Past Five Years:	Until March 2018, Trustee of Avenue Credit Strategies Fund (investment company) Until November 2017, Trustee of Avenue Income Credit Strategies Fund (investment company)

Name:	Michael Day
Date of Birth:	October 23, 1957
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee Nominee
Term of Office:	N/A
Length of Time Served:	N/A
Number of Funds in the Fund Complex To Be Overseen:	40
Principal Occupation(s) During the Past Five Years:	Since December 2019, President and Chief Executive Officer of Topa Insurance Group (insurance company)
Other Directorships Held During the Past Five Years:

Since Mar. 2016, Director of Topa Insurance Group (insurance company)

Since Nov. 2020, Director of Puppet, Inc. (information technology company)

Since Mar. 2017, Director of Somos, Inc. (information technology company)

Until 2019, Director of Recology, Inc. (waste management company)

Name:	Jeremy May
Date of Birth:	March 30,1970
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee Nominee
Term of Office:	N/A
Length of Time Served:	N/A
Number of Funds in the Fund Complex To Be Overseen:	40
Principal Occupation(s) During the Past Five Years:

Since 2020, Founder and Chief Executive Officer of Paralel Technologies LLC (information technology company)

Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company)

Until 2019, President of ALPS Fund Services, ALPS Distributors and ALPS Portfolio Solutions and Executive Vice President of ALPS Advisors and ALPS Holdings (investment company)

Other Directorships Held During the Past Five Years:

Since 2020, Trustee and Chairman of Bow River Capital Evergreen Fund (investment company)

Since 2020, Trustee and Chairman of New Age Alpha ETF Trust (investment company)

Until March 2021, Interested Director of Reaves Utility Income Trust (investment company)

Until February 2021, Interested Director of ALPS Series Trust (investment company)

Until 2019, Interested Director of RiverNorth Opportunities Fund (investment company)

Name:	Jeannie Shanahan
Date of Birth:	February 15, 1964
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee Nominee
Term of Office:	N/A
Length of Time Served:	N/A

Number of Funds in the Fund Complex To Be Overseen:	40
Principal Occupation(s) During the Past Five Years:

Until 2021, President of Twin Star Consulting, LLC (consulting company)

Until November 2018, Senior Vice President and Chief Governance Officer –CCAR of Northern Trust Company (financial services company)

Other Directorships Held During the Past Five Years:	Until 2021, Director of Ellie Fund Inc. (non-profit company)

Additional Information about the Trustee Nominees

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustee Nominees and the Board, collectively, lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with RIM, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees also evaluated whether each Trustee Nominee is willing and able to commit the time necessary for the performance of the duties of a Trustee and whether each Trustee Nominee is otherwise qualified under applicable laws and regulations to serve as a Trustee. The Trustees have also considered not only the contributions that each Trustee Nominee can make to the Board and the Trust based upon their particular background, business and professional experience, education and skills, among other things, but also whether such background, business and professional experience, education and skills enhance the Board’s diversity. The Board’s Nominating and Governance Committee considers diversity of background, experience and views among its members a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity.

To date, the Nominating and Governance Committee has been able to identify, and expects to continue to be able to identify an ample number of qualified candidates from the resources at its disposal.

As described in the table above, the Independent Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Funds and the Trusts. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee Nominee: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm and has been determined by the Board to be an “audit committee financial expert”; Ms. Dien Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; and Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of RIM (the Funds’ adviser), Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the RIC and RIF Funds.

Messrs. Day and May and Ms. Cahoon were referred by contacts of the Nominating and Governance Committee; Ms. Shanahan was referred by the former chief operating officer of Russell Investments; Ms. Dien Ledoux was referred by counsel to the Trusts; and Mr. Barback was recommended by the chief executive officer of Russell Investments.

Why are Trustee Nominees Being Elected at the Present Time?

Section 16(a) of the 1940 Act, provides that a board of trustees may fill a board seat vacancy between meetings and without shareholder approval only if immediately after such vacancy is filled, at least two-thirds of the trustees then holding office were previously elected by shareholders. However, if, at any time, less than a majority of trustees have been elected by holders of the outstanding voting securities, the board of trustees would not be permitted to fill a board seat vacancy and would be required to call a special meeting within sixty (60) days for the purpose of electing trustees to fill any existing vacancies.

The RIC and RIF Boards are currently composed of exactly two-thirds shareholder-elected Trustees. Therefore, the existing Trustees cannot appoint any new Trustees to the Board and, therefore, each Trust is required to hold a special meeting of the shareholders to elect a new Trustee. Accordingly, the Board unanimously recommends that shareholders vote to approve the Proposal. Doing so will provide the Board with the flexibility to fill any future vacancy without holding such a special meeting because the RIC and RIF Boards would be composed of more than two-thirds shareholder-elected Trustees. If the Proposal is adopted, the Board of each Trust would be composed in its entirety of shareholder-elected Trustees and, therefore, no Trust would be expected to be required to hold a special shareholder meeting to elect new Trustees in the near term.

The Proposal does not apply to the four Trustees previously elected by RIC and RIF shareholders. Each of these Trustees will continue to hold office during the lifetime of the Trusts, except as such Trustee sooner dies, retires, resigns or is removed, as provided for in the Trusts’ organizational documents.

If either Ms. Michelle Cahoon or Ms. Julie Dien Ledoux does not receive a plurality of all outstanding shares of the Trust voting, she will remain on the Board of such Trust as a non-shareholder elected Trustee. If a Trustee Nominee other than Ms. Michelle Cahoon and Ms. Julie Dien Ledoux does not receive a plurality of all outstanding shares of the Trust voting, such Trustee Nominee will not serve on the Board of such Trust.

RIC and RIF also have one Trustee Emeritus. The Trustee Emeritus does not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally is not responsible or accountable in any way for the performance of the Board’s responsibilities.

How Long Do Trustees Serve on the Board?

Each Trustee shall serve during the continued lifetime of the Trust until he or she retires (or upon reaching the mandatory retirement age of 75, subject to a Trustee’s ability to request one-year waivers from the application of the mandatory retirement age policy), dies, resigns, or is removed by, in substance, a vote of two-thirds of the number of Trustees or of the Trust’s shares outstanding. Any Trustee may resign at any time by written instrument signed by him or her and delivered to the Chairman of the Board, the President or the Secretary (other than him or herself) of the Trust, or to a meeting of the Trustees. Such resignation shall be effective upon delivery unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with a Trust or resolution of the Board, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Any Trustee may also be removed at any meeting of shareholders called for that purpose by a vote of two-thirds of the total combined net asset value of all shares of the applicable Trust issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders of a Trust owning 10% or more of the shares of the Trust in the aggregate.

What are the Board’s Responsibilities?

The Board is responsible under Massachusetts law for generally overseeing management of the business and affairs of the Trusts and does not manage operations on a day-to-day basis. The officers of each Trust, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with the Trusts’ management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of the Trusts’ management, monitoring or evaluating the performance of the Funds’ service providers, including RIM, the Funds’ custodian and the Funds’ respective transfer agents. As part of this oversight process, the Board consults not only with management and RIM, but with the Trusts’ independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board is required under the 1940 Act to review and approve the Funds’ contracts with RIM and the money managers.

What are the Board’s Standing Committees?

Each Board has a standing Audit Committee, Nominating and Governance Committee, and Regulatory and Investment Compliance Committee.

Audit Committee

The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIC and RIF’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC and RIF’s independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIC and RIF’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC and RIF’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC and RIF’s independent registered public accounting firm and the full Board. The Audit Committee oversees both the audit and non-audit work of RIC and RIF’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC and RIF. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Kristianne Blake and Michelle L. Cahoon, each of whom is an Independent Trustee. Ms. Michelle L. Cahoon has had experience as a certified public accountant and as a senior financial executive of other investment companies and has been determined by the Board to be an “audit committee financial expert.”

Regulatory and Investment Compliance Committee

The Board has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance matters regarding the operation of the Funds, separately and as a whole; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Funds as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of RIC or RIF, or officer or other representative of RIM, any sub-adviser to a Fund or other service provider to RIC or RIF. Currently, the Regulatory and Investment Compliance Committee members are Mr. Jack R. Thompson and Mses. Julie Dien Ledoux and Katherine W. Krysty.

Nominating and Governance Committee

The Board has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) evaluate and nominate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC and RIF for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board and RIC and RIF, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In evaluating and identifying Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, principal Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing financial services organizations or their funds; and

the character and integrity of the person and the contribution which the person can make to the Board. The Board’s Nominating and Governance Committee considers diversity of background, experience and views among its members a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity. The Committee will not consider nominees recommended by shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Kristianne Blake, each of whom is an Independent Trustee.

How Does the Board of Trustees Oversee Risk?

The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and RIM (including RIM’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, RIM is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and RIM regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds’ senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, RIM, RIM’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements, and the Funds’ manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

How Often Does the Board Meet?

The Board typically meets approximately eight times per year to review the operations of the Trusts and the Funds, including four quarterly meetings, two meetings to consider the annual renewal of certain Fund contractual arrangements, one meeting to consider certain matters arising in connection with the Board’s obligations under Rule 38a-1 under the 1940 Act, and one meeting to consider applicable insurance coverages. During RIC’s last fiscal year, the Board met eleven times. During RIF’s last fiscal year, the Board met ten times. Generally, most meetings are held in person, but due to the COVID-19 pandemic, recent meetings have been conducted by means of remote communication and consistent with the conditions of a 2020 order issued by the SEC permitting mutual fund boards to conduct meetings telephonically or by video conference that otherwise would be required to be held in person. The Audit Committee generally meets quarterly. During RIC’s last fiscal year, the Audit Committee met six times, the Regulatory and Investment Compliance Committee, and its predecessor, the Investment Committee, met four times and the Nominating and Governance Committee met one time. During RIF’s last fiscal year, the Audit Committee met six times, the Regulatory and Investment Compliance Committee met four times and the Nominating and Governance Committee met one time. Ms. Cahoon was appointed by the Trustees to the Board effective April 1, 2021. As a result, Ms. Cahoon did not attend any meeting of the Board during either RIC or RIF’s most recent fiscal year.

Are the Trustees and Officers of the Trusts Paid for Their Services to the Trusts?

Independent Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. The Trusts’ officers and employees are paid by RIM or its affiliates.

The following table sets forth the compensation that was paid to each Trustee by the RIC for the fiscal year ending October 31, 2020.

Name of Trustee	Aggregate Compensation From RIC	Pension or Retirement Benefits Accrued as Part of RIC and RIF Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from RIC, RIF, and Russell Investments Fund Complex Paid to Trustees
Independent Trustees
Thaddas L. Alston*	$204,370	$0	$0	$224,167
Kristianne Blake	$294,472	$0	$0	$314,269
Cheryl Burgermeister**	$218,045	$0	$0	$239,167
Michelle L. Cahoon#	N/A	N/A	N/A	N/A
Katherine W. Krysty	$210,287	$0	$0	$230,667
Julie Dien Ledoux	$198,894	$0	$0	$218,167
Raymond P. Tennison, Jr.	$226,703	$0	$0	$248,667
Jack R. Thompson	$214,851	$0	$0	$235,667

*	Mr. Alston was a Trustee until January 25, 2021.
**	Ms. Burgermeister was a Trustee until June 1, 2021.
#	Ms. Cahoon became a Trustee of RIC effective April 1, 2021.

The following table sets forth the compensation that was paid to each Trustee by the RIF for the fiscal year ending December 31, 2020.

Name of Trustee	Aggregate Compensation From RIF	Pension or Retirement Benefits Accrued as Part of RIC and RIF Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from RIC, RIF, and Russell Investments Fund Complex Paid to Trustees
Independent Trustees
Thaddas L. Alston*	$19,906	$0	$0	$224,100
Kristianne Blake	$28,847	$0	$0	$324,650
Cheryl Burgermeister**	$21,332	$0	$0	$240,100
Michelle L. Cahoon#	N/A	N/A	N/A	N/A
Katherine W. Krysty	$20,808	$0	$0	$234,100
Julie Dien Ledoux	$19,473	$0	$0	$219,100
Raymond P. Tennison, Jr.	$22,400	$0	$0	$252,100
Jack R. Thompson	$21,027	$0	$0	$236,600

*	Mr. Alston was a Trustee until January 25, 2021.
**	Ms. Burgermeister was a Trustee until June 1, 2021.
#	Ms. Cahoon became a Trustee of RIF effective April 1, 2021.

Do the Trustee Nominees Own Fund Shares?

As of May 28, 2021, the Trustee Nominees owned the following with respect to all funds in the Russell family of investment companies:

Trustee Nominee	Dollar Range of Equity Securities owned in each Fund		Aggregate Dollar Range of Equity Securities To Be Owned by Nominee in Family of Investment Companies
Michelle Cahoon*	None	None	None
Julie Dien Ledoux**	U.S. Strategic Equity Fund	$50,001-$100,000	$50,001-$100,000
Michael Day	None	None	None
Jeremy May	None	None	None
Jeannie Shanahan	None	None	None
Vernon Barback***	Tax-Managed U.S. Large Cap Fund	$1-$10,000	$10,001-$50,000
	Tax-Managed U.S. Mid & Small Cap Fund	$1-$10,000
	Tax-Managed International Equity Fund	$1-$10,000
	Opportunistic Credit Fund	$1-$10,000

*	Ms. Cahoon became a Trustee effective April 1, 2021.
**	Ms. Dien Ledoux became a Trustee effective June 1, 2019.
***	Mr. Barback is an Interested Trustee Nominee.

As of June 30, 2021, the Trustees owned the following with respect to all funds in the Russell family of investment companies:

Trustee	Dollar Range of Equity Securities owned in each Fund		Aggregate Dollar Range of Equity Securities Owned in Family of Investment Companies
Kristianne Blake	Tax-Managed U.S. Large Cap Fund Tax-Managed U.S. Mid & Small Cap Fund Global Infrastructure Fund Tax-Exempt Bond Fund	Over $100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000	Over $100,000

Katherine W. Krysty	Strategic Bond Fund Short Duration Bond Fund Tax-Exempt Bond Fund	$1-$10,000 $1-$10,000 Over $100,000	Over $100,000

Raymond P. Tennison, Jr.	Sustainable Equity Fund Tax-Exempt Bond Fund Global Real Estate Securities Fund	$50,001-$100,000 $50,001-$100,000 Over $100,000	Over $100,000

Jack R. Thompson	Tax-Exempt High Yield Bond Fund	Over $100,000	Over $100,000

How Should I Vote on the Proposal?

The Trusts’ Board of Trustees unanimously recommends that you vote “FOR ALL” of the Trustee Nominees for RIC and RIF.

OTHER INFORMATION

Current Trustees of the Trusts

Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Age, Address	Position(s) Held with the Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Russell Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee (RIC and RIF) since 2000 • Chairman of the Audit Committee (RIC and RIF) since 2021	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Lead Independent Director, Avista Corp. (electric utilities) • Until May 2017, Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Until September 2018, Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	40	• Lead Independent Director, Avista Corp. (electric utilities) • Until May 2017, Director, Avista Corp. (electric utilities)

Michelle L. Cahoon Born July 5, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee (RIC and RIF) since April 2021	• Until successor is duly elected and qualified	• Retired • From January to March 2019, Consulting Chief Financial Officer, Driehaus Capital Management LLC (investment adviser)	40	None

Name, Age, Address	Position(s) Held with the Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Russell Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During the Past 5 Years

•  Until 2018, Chief Financial Officer and Treasurer, Driehaus Capital Management LLC and Driehaus Securities LLC (broker dealer)

•  Until 2018, Vice President and Treasurer, Driehaus Mutual Funds (investment company)

Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee (RIC and RIF) since 2014 • Chairman of the Regulatory and Investment Compliance Committee (RIC and RIF) since 2020	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Retired	40	None

Julie Dien Ledoux Born August 17, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee (RIC and RIF) since 2019	• Until successor is duly elected and qualified	• Until March 2018, Trustee of Avenue Credit Strategies Fund (investment company) • Until November 2017, Trustee of Avenue Income Credit Strategies Fund (investment company)	40	• Until March 2018, Trustee of Avenue Credit Strategies Fund (investment company) • Until November 2017, Trustee of Avenue Income Credit Strategies Fund (investment company)

Name, Age, Address	Position(s) Held with the Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Russell Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During the Past 5 Years
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee (RIC and RIF) since 2000 • Chairman (RIC and RIF) since 2021	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Retired	40	None

Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee (RIC and RIF) since 2005 • Vice Chairman (RIC and RIF) since 2021 • Chairman of the Nominating and Governance Committee (RIC and RIF) since 2021	• Until successor is duly elected and qualified • Approved annually • Until successor is duly elected and qualified	• Retired	40	None

*

Each Trustee is subject to mandatory retirement at age 75. However, at the discretion of the Board and upon the request of the Trustee, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be requested by the Trustee and granted by the Board to the Trustee.

Officers of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer (RIC and RIF) since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, Russell Investments Fund Services, LLC (“RIFUS”) • 2011 to 2016, Chief Compliance Officer, U.S. One, LLC

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2020; Treasurer, Chief Accounting Officer and Chief Financial Officer (RIC and RIF) since 1998	Until successor is chosen and qualified by Trustees

•  Global Head of Fund Services, Russell Investments

•  President, Chief Executive Officer, Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director and President, RIFUS

•  Director, RIM, Russell Investment Trust Company (“RITC”) and Russell Investments Financial Services, LLC (“RIFIS”)

•  President and Chief Executive Officer, RIC and RIF, June 2016 to June 2017

Kate El-Hillow Born August 17, 1974 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer (RIC and RIF) since May 2021	Until removed by Trustees

•  Until 2021, Deputy Chief Investment Officer, Senior Portfolio Manager, Head of Strategy Selection and Head of Portfolio Management & Risk, Goldman Sachs

•  Global Chief Investment Officer, Russell Investments

•  Chief Investment Officer, RIC and RIF

•  President, RIM

Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer (RIC and RIF) since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, RIC and RIF • Assistant Secretary, U.S. One, LLC

Service Providers

Most of the Trusts’ necessary day-to-day operations are performed by separate business organizations under contract to the Trusts. The principal service providers are:

Investment Adviser	Russell Investment Management, LLC (“RIM”)

Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC (“RIFUS”)

Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations

Custodian and Portfolio Accountant	State Street Bank and Trust Company (“State Street”)

Distributor	Russell Investments Financial Services, LLC (“RIFIS” or the “Distributor”)

Investment Management Services. RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds.

Each of the Funds pays an advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund. (See the Prospectuses for the Funds’ annual management percentage rates).

RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates(“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Members of Russell Investments’ current and former management and private markets firm Hamilton Lane Incorporated’s parent company also hold minority, non-controlling positions in Russell Investments Group, Ltd. RIM’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds pursuant to separate Advisory Agreements with each of RIC and RIF. For all Funds, other than the RIC Multifactor U.S. Equity Fund, RIC Multifactor International Equity Fund, RIC Multifactor Bond Fund, RIC Conservative Strategy Fund, RIC Moderate Strategy Fund, RIC Balanced Strategy Fund, RIC Growth Strategy Fund, RIC Equity Growth Strategy Fund, RIF Moderate Strategy Fund, RIF Balanced Strategy Fund, RIF Growth Strategy Fund and RIF Equity Growth Strategy Fund, subject to the approval of the Funds’ Board, RIM selects, and RIM also oversees and evaluates the performance results of the Funds’ money managers and allocates a portion of Fund assets among multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment. RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations. Money managers are unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which a Fund’s non-discretionary money managers provide model portfolios to RIM and each Fund’s cash balances. RIM may also manage portions of a Fund during transitions between money managers. RIM, as agent for RIC and RIF, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.

Administrator. RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like the Funds’ distributor, RIFIS, is a wholly-owned subsidiary of RIM (the Funds’ adviser).

Transfer Agent. RIFUS serves as transfer and dividend disbursing agent for RIC and RIF. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC and RIF. RIFUS retains a portion of this fee for its services provided to RIC and RIF and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Custodian and Portfolio Accountant. State Street serves as the custodian and fund accountant for RIC and RIF. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Funds for regulatory and financial reporting purposes. With respect to RIC and RIF, the mailing address for State Street is 1 Heritage Drive, North Quincy, MA 02171.

Distributor. RIFIS serves as the distributor of RIC and RIF Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents to perform certain distribution and shareholder services for certain classes of RIC. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. With the exception of Class C1 Shares, the Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds. Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC. The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and all of the front-end sales charge imposed on Class T Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A and Class T Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A and Class T Shares sold by them. The Distributor receives no compensation from RIF for its services.

The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC and RIF. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, Washington 98101.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

Russell Investment Company
2019	$1,546,175
2020	$1,686,247

Russell Investment Funds
2019	$295,802
2020	$304,678

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported above and the nature of the services comprising those fees were as follows:

Russell Investment Company	Fees	Nature of Services
2019	$556,287	Audit-related tax services
2020	$628,284	Audit-related tax and valuation services

Russell Investment Funds	Fees	Nature of Services
2019	$105,597	Audit-related tax services
2020	$108,763	Audit-related tax services

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

Russell Investment Company	Fees	Nature of Services
2019	$453,878	Tax services
2020	$470,529	Tax services

Russell Investment Funds	Fees	Nature of Services
2019	$90,160	Tax services
2020	$92,865	Tax services

All Other Fees. PwC did not bill the Trusts for other products and services, other than the services reported above, for the Trusts’ two most recently completed fiscal years.

Aggregate Non-Audit Fees. There were no non-audit fees billed by PwC for services rendered to the registrant, and to the registrant’s investment adviser (not including any sub-advisor (i.e., money manager) whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted pre-approval policies and procedures for certain services provided by PwC. These policies and procedures are attached to this Joint Proxy Statement as Exhibit B.

The Audit Committee has determined that the provision by PwC of non-audit services to RIM, and any entity controlling, controlled by, or under common control with RIM, that were not pre-approved by the Audit Committee was compatible with maintaining the independence of PwC as the Funds’ principal auditors.

Principal Holders and Ownership by Officers and Trustees

Beneficial Share Ownership. To the knowledge of the Trusts, no person owned beneficially more than 5% of the outstanding shares of any class of shares of any Fund as of May 28, 2021, except as listed in Appendix B.

Security Ownership of Officers and Trustees. The Trustees, Trustee Nominees and officers of the Trusts, as a group, own less than 1% of any Class of any Fund as of May 28, 2021.

Other Matters to Come before the Special Meeting

The Trusts are not aware of any matters that will be presented for action at the meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trusts.

Householding

As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the reports and proxy statements the Trusts send. If you would like to receive an additional copy, please contact Russell Investments toll-free at 1-800-787-7354. The Trusts will then promptly deliver a separate copy of the Joint Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of the Trusts’ reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should contact their financial intermediary.

Shareholder Communications with the Board of Trustees

If a Shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trusts at 1301 Second Avenue, 18th Floor, Seattle, WA 98101, who will forward such communication to the Trustees.

Shareholder Information

RIC and RIF, as Massachusetts business trusts, are not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trusts do not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trusts at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trusts must be received by the Trusts in writing within a reasonable amount of time before the Trusts solicit proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring Shareholder approval.

Massachusetts State Law Considerations

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. RIC’s Fourth Amended and Restated Master Trust Agreement, as amended, and RIF’s Third Amended and Restated Master Trust Agreement (collectively, the “Master Trust Agreements”) each provide that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreements also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.	Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

INDEX OF EXHIBITS AND APPENDICES TO JOINT PROXY STATEMENT

Exhibit A	Audit Committee Charter	Exhibit A-1

Exhibit B	Audit and Non-Audit Services Pre-Approval Policy	Exhibit B-1

Exhibit C	Nominating and Governance Committee Charter	Exhibit C-1

EXHIBIT A

RUSSELL INVESTMENT COMPANY (“RIC”)

AND

RUSSELL INVESTMENT FUNDS (“RIF”)

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of each of Russell Investment Company and Russell Investment Funds (each the “Trust”) on behalf of its series (the “Funds”).

1.

The Audit Committee of the Board (the “Committee”) shall be composed entirely of independent trustees of the Trust. Each of these members shall be financially literate and at least one shall possess accounting or related financial management experience.[1]

2.	The purposes of the Committee are:

(a)

to assist Board oversight of (1) the integrity of the Funds’ financial statements, (2) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Trust’s independent auditor;

(b)

to oversee the preparation of an audit committee report as required by the United States Securities and Exchange Commission (the “SEC”) to be included in the Trust’s Form N-CSR or any proxy statement, as applicable;

(c)	to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls;

(d)	to act as a liaison between the Trust’s independent auditors and the full Board.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit. The auditor shall report directly to the Committee.

3.	To carry out its purposes, the Committee shall have the following duties and powers:

(a)

to select, subject to ratification by the Board, and to recommend to the Board the retention or termination of, the independent auditor to provide audit, review or attest services to the Trust, and, in connection therewith, to

[1]	To the extent that the Board declares that any Committee member is an “audit committee financial expert,” that member shall be deemed to possess accounting or related financial experience.

Exhibit A-1

evaluate the independence of the auditors, and to receive the auditors’ specific representations as to their independence as part of such evaluation, each in compliance with applicable standards, and to be responsible for the compensation of the auditors and oversight of the work of the auditors (including resolution of disagreements between management and the auditor regarding financial reporting);

(b)	to pre-approve all permissible non-audit services to be provided to the Trust by the independent auditor;

(c)

to approve, as required, all non-audit services to be provided by the Trust’s independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds;

(d)

to establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

(e)

to meet with the Trust’s independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the Trust’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(f)

to receive and consider reports from the Trust’s independent auditor regarding: (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to any entity in the Trust’s investment company complex that were not pre-approved by the Committee or provided pursuant to pre-approval policies and procedures established by the Committee and associated fees; such reports to be received and considered annually prior to the filing of the audit report with the SEC and, if the annual communication is not within 90 days prior to the filing of the audit report with the SEC, the Committee shall receive and consider an update in the 90 days prior to the filing of any changes to the previously reported information;

Exhibit A-2

(g)

to discuss with management and the auditors any significant or extraordinary transactions or procedures that are brought to its attention or of which it becomes aware, which may include compliance or valuation-related procedures, and the effect of any such transactions or procedures upon the Funds;

(h)

ensure that the outside auditor submits at least annually to the Committee an auditors’ report describing the auditor’s quality control procedures, any internal or peer quality control review, any inquiry or investigation of the auditor by governmental or professional authorities and any steps taken to deal with issues raised by such inquiries or investigations as well as delineating all relationships between the auditor and the Trust; to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor’s report to satisfy itself of the outside auditor’s independence;

(i)	to discuss with the auditors any audit-related problems or difficulties and management’s response thereto;

(j)	to discuss and review with management and the auditors the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(k)	to review and approve the fees charged by the auditors for audit and non-audit services;

(l)

to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Committee qualify as an “audit committee financial expert,” as defined under SEC rules;

(m)

to receive reports from Trust management of any significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report financial data, any material weaknesses in the Trust’s internal controls and any fraud, whether or not material, that involves management or other employees of the Trust who have a significant role in the Trust’s internal controls, and to evaluate any corrective actions taken by management or proposed be taken by management or the Board;

(n)

to investigate improprieties or suspected improprieties in Trust operations that relate to financial reporting, as appropriate, and that are brought to its attention or of which it becomes actually aware;

(o)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate: and

Exhibit A-3

(p)

to oversee administration of the Trust’s Senior Mutual Fund Officer Code of Ethics, including granting waivers and determining sanctions for any purported violations of that code that are brought to its attention or of which it becomes actually aware and informing and making recommendations thereon to the Board, as well as considering any approvals, interpretations and waivers of that code sought by the Chief Executive Officer.

4.

The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require, and shall conduct its meetings and take any and all actions in accordance with the provisions of the Master Trust Agreement and Bylaws of each Trust.

5.

The Committee shall oversee the development, establishment and review of complaint procedures regarding accounting, internal auditing controls or auditing matters. These complaint procedures shall provide for the anonymous and confidential submission and receipt of complaints from fund employees as well as employees of any fund service providers.

6.	The Committee shall, from time to time and as it deems appropriate, meet with the Treasurer of the Trust and with internal auditors, if any, for the management company.

7.

The Committee shall have the resources, including financial resources, and authority appropriate to discharge its responsibilities, including the authority to retain independent counsel and any other adviser, experts or consultants at the expense of the appropriate Fund(s).

8.	The Committee shall evaluate its performance annually.

The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Dated: December 8, 2020

Exhibit A-4

EXHIBIT B

RUSSELL INVESTMENT COMPANY

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 25, 2020

I.	Statement of Purpose.

This Audit and Non-Audit Services Pre-Approval Policy (“Policy”) has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor with: (1) RIC and RIF, respectively, for audit and permissible non-audit services and (2) the Funds’ adviser or its control affiliates (collectively, “Adviser Entities”) for permissible non-audit services that relate directly to the Funds’ operations or financial reporting (“fund-related services”).2 The term “Fund” shall collectively refer to each series of RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ adviser, Russell Investment Management, LLC (“RIM”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”) and rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Audit Committee of the Funds’ Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve: (1) the audit services and permissible non-audit services, such as audit-related, tax and other services (“non-audit services”), to be performed by the independent auditor for the Funds, and (2) the services to be performed by the independent auditor for Adviser Entities that relate directly to the operations and financial reporting of the fund, in each case to assure that the independence of the auditor is not in any way compromised or impaired with respect to the Funds. In determining whether an auditor is independent in light of the services it provides to a Fund or Adviser Entity, there are four guiding principles under the Act and relevant

[2]

Adviser Entities include the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds.

Exhibit B-1

SEC rules that must be considered. In general, the independence of the auditor to the Funds could be deemed impaired if the auditor has a relationship or provides a service that:

•

Creates a mutual or conflicting interest between the auditor and the audit client (including the Funds whose financial statements are being audited, as well as affiliates of the Funds covered by relevant SEC rules);

•	Results in the auditor acting as management or an employee of the audit client;
•	Places the auditor in the position of auditing its own work; or
•	Places the accountant in a position of being an advocate for the audit client.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes the rules adopted by the SEC governing auditor independence, including the four guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of their independent auditor, whether for audit, audit-related, tax, or other non-audit services, as well as to engagements of the auditor by Adviser Entities for fund-related services.

Rules adopted by the SEC establish two distinct approaches to the pre-approval of auditor services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular services (e.g., a list of authorized services for the fund, together with a budget of expected costs for those services), the Audit Committee is informed of each service and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Funds or fund-related services provided to Adviser Entities on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent auditor. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services (including fund-related services) that have the general pre-approval of the Audit Committee.3 As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds or Adviser Entities that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

[3]	As noted below, the annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee.

Exhibit B-2

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services described above, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These services are generally related to the issuance of an audit opinion, and may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with or information requested by the SEC or other regulatory or self-regulatory organizations, or other documents issued in connection with the Funds’ securities offerings.

The audit services engagement terms and fees for the independent auditor for the Funds, as described above, must be specifically pre-approved by the Audit Committee or its delegate on an annual basis. The Audit Committee has pre-approved the other audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved

Exhibit B-3

Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit-related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements, including reports required to be filed with the SEC pursuant to applicable requirements.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committee will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

Exhibit B-4

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services unrelated to the audit

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, the Investment Adviser or an Adviser Entity authorize the independent auditor for the Funds to provide prohibited non-audit services.

Exhibit B-5

VIII.	De Minimis Waiver.

In accordance with the Act and SEC regulations, notwithstanding anything in this Policy to the contrary, the pre-approval requirements of this Policy are waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided:

(a)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by RIC or RIF, as applicable, to the independent auditor during the fiscal year in which the services were provided;

(b)	Such services were not recognized by the Funds at the time of the engagement to be non-audit services requiring pre-approval by the Audit Committee or its delegate; and

(c)

Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its delegate prior to the completion of the audit, pursuant to the pre-approval provisions of this Policy.

With respect to the provision of fund-related services to Adviser Entities, the aggregate amount of services provided must constitute no more than five percent of the total amount of fees paid by RIC or RIF, as applicable, and the relevant Adviser Entities to the independent auditor during the fiscal year in which the services were provided.

In connection with the approval of any non-audit service pursuant to this de minimis exception, a record shall be made indicating that each of the conditions for this exception has been satisfied.

IX.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-approved fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Funds and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for audit, audit-related, and tax services for the Funds (including any audit-related or tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee or its delegate).

Exhibit B-6

X.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC & RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearance Committee that, in their view, the request or application does not involve a prohibited non-audit service and is consistent with the SEC’s rules governing auditor independence.

Russell Investments’ associates and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department or an officer of RIC or RIF.

XI.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and their affiliates. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RIM and their subsidiaries and affiliates (including persons in financial reporting oversight roles) that may reasonably be thought to bear on the auditor’s independence, consistent with Public Company Accounting Oversight Board Rule 3526, and discussing with the independent auditor its methods and procedures for ensuring its independence.

Exhibit B-7

EXHIBIT C

RUSSELL INVESTMENT COMPANY (“RIC”)

AND

RUSSELL INVESTMENT FUNDS (“RIF”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee (the “Committee”) shall be composed entirely of Trustees (“Independent Trustees”) who are not “interested” persons of Russell Investment Company (“RIC”) or Russell Investment Funds (“RIF”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Board Nominations and Functions

1.

The Committee shall identify individuals and make nominations to the RIC and RIF Boards of Trustees (the “Board”) for Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustee candidates, their independence from Russell Investment Management, LLC (“RIM”), RIC and RIF’s investment manager, and from sub-advisors to RIC and RIF’s portfolios (“money managers”) and other principal service providers. In evaluating all candidates for membership on the Board, the Committee should consider, among other factors that it may deem relevant:

•	whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

the contribution which the person may be expected to make to the Board and RIC and RIF, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and

•	the character and integrity of the person.

In evaluating Independent Trustee candidates, the Committee should also consider, among other factors that it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with RIC and RIF management, RIM, any money manager or any other principal RIC and RIF service providers or their affiliates;

Exhibit C-1

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of RIC and RIF’s retirement policies.

After a determination by the Committee that a person should be selected and nominated as an Independent Trustee, the Committee shall present its recommendation to the Board for its consideration.

2.

The Committee shall supervise an annual assessment by Trustees, which assessment shall take into account such factors as the Committee may deem appropriate. The results of the assessment shall be summarized and presented to the Board for consideration as to any appropriate actions.

3.

The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually.

2.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Independent Trustee Education

1.

The Committee shall coordinate with Fund management regarding an orientation program for newly-elected Independent Trustees designed to familiarize such Independent Trustees with the business and regulation of registered investment companies generally; the respective roles of RIM, the Board and the Independent Trustees in the business and affairs of RIC and RIF; and such other matters as the Committee, in its sole judgment, shall deem appropriate.

3.	The Committee shall establish policies and practices with respect to Independent Trustee attendance at industry conferences and events.

Exhibit C-2

Other Powers and Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by RIC and RIF and the Independent Trustees, and shall be responsible for the supervision of counsel for the Independent Trustees.

2.	The Committee has the authority to retain and terminate any search firm used to identify Trustee candidates, including the sole authority to approve the search firm’s fees and other retention terms.

3.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate portfolio(s) of RIC and RIF.

4.

The Committee may request, and RIC and RIF’s management shall provide, such information and analyses and access to RIC and RIF’s officers, agents, representatives and service providers, including RIM, as shall be reasonably necessary for the Committee to carry out its responsibilities.

5.

The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board and Committees thereof, including the Committee, under RIC’s and RIF’s Master Trust Agreements or Bylaws. In the event of any inconsistency between this Charter and any of such organizational documents, the provisions of the latter shall be given precedence.

6.

The Committee shall meet at least annually and is empowered to hold special meetings, as circumstances require, and shall conduct its meetings and take any and all actions in accordance with the provisions of the Master Trust Agreement and Bylaws of each Trust.

7.	The Board initially considered and adopted this Charter on August 20, 2001. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Dated: December 8, 2020

Exhibit C-3

APPENDIX A

FUND SHARES OUTSTANDING AS OF JUNE 30, 2021

RUSSELL INVESTMENT COMPANY

Fund	Class	Shares Outstanding on Record Date
Emerging Markets Fund	A	617,653.311
Emerging Markets Fund	C	306,434.075
Emerging Markets Fund	M	6,821,478.693
Emerging Markets Fund	R6	13,681.110
Emerging Markets Fund	S	46,646,627.094
Emerging Markets Fund	Y	4,270,361.656
Equity Income Fund	A	715,927.770
Equity Income Fund	C	734,505.009
Equity Income Fund	S	5,997,200.911
Equity Income Fund	Y	637,260.496
Global Equity Fund	A	975,079.647
Global Equity Fund	C	451,871.534
Global Equity Fund	M	774,464.158
Global Equity Fund	S	12,595,491.843
Global Equity Fund	Y	128,644,603.092
Global Infrastructure Fund	A	486,125.877
Global Infrastructure Fund	C	252,908.913
Global Infrastructure Fund	M	829,465.172
Global Infrastructure Fund	S	7,482,432.708
Global Infrastructure Fund	Y	619,601.798
Global Real Estate Securities Fund	A	443,708.091
Global Real Estate Securities Fund	C	325,507.000
Global Real Estate Securities Fund	M	3,083,519.682
Global Real Estate Securities Fund	R6	87,386.551
Global Real Estate Securities Fund	S	14,452,569.155
Global Real Estate Securities Fund	Y	3,389,836.296
International Developed Markets Fund	A	530,339.759
International Developed Markets Fund	C	221,157.598
International Developed Markets Fund	M	7,865,455.534
International Developed Markets Fund	S	36,304,066.886
International Developed Markets Fund	Y	1,393,049.086
Investment Grade Bond Fund	A	368,984.280
Investment Grade Bond Fund	C	283,674.887
Investment Grade Bond Fund	M	2,501,068.146
Investment Grade Bond Fund	R6	47,438.103
Investment Grade Bond Fund	S	30,028,639.585
Investment Grade Bond Fund	Y	2,186,964.435
Multi-Asset Growth Strategy Fund	A	158,392.858
Multi-Asset Growth Strategy Fund	C	23,426.935

Appendix A-1

Fund	Class	Shares Outstanding on Record Date
Multi-Asset Growth Strategy Fund	M	14,049,247.136
Multi-Asset Growth Strategy Fund	S	59,921,753.249
Multi-Asset Growth Strategy Fund	Y	13,830,055.323
Multifactor Bond Fund	Y	4,075,197.766
Multifactor International Equity Fund	M	1,756,003.879
Multifactor International Equity Fund	R6	4,663.297
Multifactor International Equity Fund	S	8,810,405.832
Multifactor International Equity Fund	Y	21,669,252.995
Multifactor U.S. Equity Fund	A	614,279.122
Multifactor U.S. Equity Fund	C	166,363.825
Multifactor U.S. Equity Fund	M	1,173,857.897
Multifactor U.S. Equity Fund	R6	24,733.606
Multifactor U.S. Equity Fund	S	7,113,967.093
Multifactor U.S. Equity Fund	Y	37,561,456.792
Multi-Strategy Income Fund	A	442,072.194
Multi-Strategy Income Fund	C	489,330.554
Multi-Strategy Income Fund	M	4,667,598.729
Multi-Strategy Income Fund	S	36,381,046.351
Multi-Strategy Income Fund	Y	14,911,883.862
Opportunistic Credit Fund	A	297,038.783
Opportunistic Credit Fund	C	303,065.106
Opportunistic Credit Fund	M	10,089,605.380
Opportunistic Credit Fund	S	65,454,706.728
Opportunistic Credit Fund	Y	354,335.654
Short Duration Bond Fund	A	702,093.255
Short Duration Bond Fund	C	1,106,926.757
Short Duration Bond Fund	M	994,141.677
Short Duration Bond Fund	R6	25,898.827
Short Duration Bond Fund	S	11,510,261.666
Short Duration Bond Fund	Y	6,630,970.508
Strategic Bond Fund	A	2,425,208.282
Strategic Bond Fund	C	1,443,158.034
Strategic Bond Fund	M	56,396,963.904
Strategic Bond Fund	R6	159,065.451
Strategic Bond Fund	S	228,657,614.190
Strategic Bond Fund	Y	77,814,223.452
Sustainable Equity Fund	A	414,682.251
Sustainable Equity Fund	C	546,463.355
Sustainable Equity Fund	S	4,018,951.426
Sustainable Equity Fund	Y	196,005.163
Tax-Exempt Bond Fund	A	1,600,305.803
Tax-Exempt Bond Fund	C	1,093,228.898
Tax-Exempt Bond Fund	M	40,846,041.633
Tax-Exempt Bond Fund	S	116,721,258.914

Appendix A-2

Fund	Class	Shares Outstanding on Record Date
Tax-Exempt High Yield Bond Fund	A	2,050,738.502
Tax-Exempt High Yield Bond Fund	C	544,541.230
Tax-Exempt High Yield Bond Fund	M	35,411,259.517
Tax-Exempt High Yield Bond Fund	S	90,817,818.778
Tax-Managed International Equity Fund	A	2,200,593.029
Tax-Managed International Equity Fund	C	705,540.506
Tax-Managed International Equity Fund	M	54,165,151.647
Tax-Managed International Equity Fund	S	153,992,225.839
Tax-Managed Real Assets Fund	A	403,033.724
Tax-Managed Real Assets Fund	C	38,340.991
Tax-Managed Real Assets Fund	M	17,147,062.752
Tax-Managed Real Assets Fund	S	38,528,915.998
Tax-Managed U.S. Large Cap Fund	A	1,467,277.405
Tax-Managed U.S. Large Cap Fund	C	682,390.476
Tax-Managed U.S. Large Cap Fund	M	19,908,530.999
Tax-Managed U.S. Large Cap Fund	S	65,660,311.742
Tax-Managed U.S. Mid & Small Cap Fund	A	741,389.580
Tax-Managed U.S. Mid & Small Cap Fund	C	479,745.795
Tax-Managed U.S. Mid & Small Cap Fund	M	6,547,136.311
Tax-Managed U.S. Mid & Small Cap Fund	S	23,978,941.478
U.S. Small Cap Equity Fund	A	514,922.604
U.S. Small Cap Equity Fund	C	327,856.820
U.S. Small Cap Equity Fund	M	4,061,573.380
U.S. Small Cap Equity Fund	R6	17,457.972
U.S. Small Cap Equity Fund	S	30,365,556.614
U.S. Small Cap Equity Fund	Y	4,303,719.422
U.S. Strategic Equity Fund	A	655,516.095
U.S. Strategic Equity Fund	C	401,001.432
U.S. Strategic Equity Fund	M	37,966,229.073
U.S. Strategic Equity Fund	S	205,404,065.401
Unconstrained Total Return Fund	A	17,015.004
Unconstrained Total Return Fund	C	20,737.986
Unconstrained Total Return Fund	M	3,019,653.478
Unconstrained Total Return Fund	S	7,607,108.921
Unconstrained Total Return Fund	Y	7,469,403.900
Balanced Strategy Fund	A	38,938,740.815

Appendix A-3

Fund	Class	Shares Outstanding on Record Date
Balanced Strategy Fund	C	30,022,320.004
Balanced Strategy Fund	R1	1,544,454.867
Balanced Strategy Fund	R4	3,453,839.422
Balanced Strategy Fund	R5	2,633,406.214
Balanced Strategy Fund	S	13,129,177.842
Conservative Strategy Fund	A	5,134,233.194
Conservative Strategy Fund	C	6,596,772.075
Conservative Strategy Fund	R1	234,286.859
Conservative Strategy Fund	R4	642,381.491
Conservative Strategy Fund	R5	617,460.877
Conservative Strategy Fund	S	2,041,700.485
Equity Growth Strategy Fund	A	10,225,942.170
Equity Growth Strategy Fund	C	9,467,990.368
Equity Growth Strategy Fund	R1	271,092.822
Equity Growth Strategy Fund	R4	932,787.532
Equity Growth Strategy Fund	R5	541,073.286
Equity Growth Strategy Fund	S	5,039,363.364
Growth Strategy Fund	A	30,467,238.063
Growth Strategy Fund	C	18,975,729.939
Growth Strategy Fund	R1	562,699.897
Growth Strategy Fund	R4	3,227,799.118
Growth Strategy Fund	R5	2,068,737.713
Growth Strategy Fund	S	11,739,380.294
Moderate Strategy Fund	A	9,340,446.637
Moderate Strategy Fund	C	7,403,584.822
Moderate Strategy Fund	R1	263,058.965
Moderate Strategy Fund	R4	939,929.687
Moderate Strategy Fund	R5	679,101.975
Moderate Strategy Fund	S	3,392,233.906

RUSSELL INVESTMENT FUNDS

Fund	Shares Outstanding on Record Date
Global Real Estate Securities Fund	65,797,408.157
International Developed Markets Fund	28,317,405.323
Strategic Bond Fund	96,456,521.535
U.S. Small Cap Equity Fund	13,321,876.411
U.S. Strategic Equity Fund	27,813,795.894
Balanced Strategy Fund	24,450,692.928
Equity Growth Strategy Fund	4,629,787.841
Growth Strategy Fund	18,702,786.172
Moderate Strategy Fund	8,944,727.721

Appendix A-4

APPENDIX B

5% BENEFICIAL OWNERS OF FUND SHARES AS OF MAY 28, 2021

As of May 28, 2021, the following shareholders were beneficial owners of the percentages of outstanding shares of the classes of the Funds indicated below.

RUSSELL INVESTMENT COMPANY

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EMERGING MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	394,178.767	63.63%
EMERGING MARKETS FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	96,459.509	15.57%
EMERGING MARKETS FUND	A	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	39,626.736	6.40%
EMERGING MARKETS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	98,648.369	30.93%
EMERGING MARKETS FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	69,979.934	21.94%
EMERGING MARKETS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	52,597.121	16.49%
EMERGING MARKETS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	39,669.111	12.44%

Appendix B-1

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EMERGING MARKETS FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	28,248.111	8.86%
EMERGING MARKETS FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,808,889.355	41.29%
EMERGING MARKETS FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,422,866.203	20.92%
EMERGING MARKETS FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,369,857.437	20.14%
EMERGING MARKETS FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	11,776.010	77.31%
EMERGING MARKETS FUND	R6	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	2,426.716	15.93%
EMERGING MARKETS FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,029.275	6.76%
EMERGING MARKETS FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18,581,287.406	39.66%

Appendix B-2

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EMERGING MARKETS FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,164,360.488	17.43%
EMERGING MARKETS FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5,535,132.124	11.81%
EMERGING MARKETS FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,160,254.704	8.88%
EMERGING MARKETS FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,624,785.811	5.60%
EMERGING MARKETS FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,200,417.993	27.39%
EMERGING MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGE FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	927,815.612	21.17%
EMERGING MARKETS FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	820,890.412	18.73%
EMERGING MARKETS FUND	Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	431,634.448	9.85%

Appendix B-3

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EMERGING MARKETS FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	291,629.447	6.65%
EQUITY INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	500,023.558	70.07%
EQUITY INCOME FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	51,878.564	7.27%
EQUITY INCOME FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	40,936.543	5.74%
EQUITY INCOME FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	280,817.042	37.74%
EQUITY INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	187,576.798	25.21%
EQUITY INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	97,183.308	13.06%
EQUITY INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	67,883.356	9.12%
EQUITY INCOME FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	53,304.686	7.16%

Appendix B-4

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EQUITY INCOME FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,247,110.601	20.74%
EQUITY INCOME FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,168,381.754	19.43%
EQUITY INCOME FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,147,788.941	19.09%
EQUITY INCOME FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	525,693.400	8.74%
EQUITY INCOME FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	431,018.291	7.17%
EQUITY INCOME FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	327,101.685	5.44%
EQUITY INCOME FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	291,594.580	45.58%
EQUITY INCOME FUND	Y	WELLS FARGO BANK NA FBO KBIC DEFINED BENEFIT PLAN 26103000 PO BOX 1533 MINNEAPOLIS MN 55480-1533	230,782.167	36.07%

Appendix B-5

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EQUITY INCOME FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR AGFIRST FBO AGFIRST FARM CREDIT BANK SUPP EXEC TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	117,369.145	18.35%
GLOBAL EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	435,017.603	44.02%
GLOBAL EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	146,095.100	14.78%
GLOBAL EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	129,068.986	13.06%
GLOBAL EQUITY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	84,734.954	8.57%
GLOBAL EQUITY FUND	A	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	67,033.563	6.78%
GLOBAL EQUITY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	156,088.770	33.96%
GLOBAL EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	91,176.121	19.84%
GLOBAL EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	74,404.085	16.19%

Appendix B-6

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	56,656.819	12.33%
GLOBAL EQUITY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	50,413.787	10.97%
GLOBAL EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	552,678.284	71.14%
GLOBAL EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	111,833.758	14.39%
GLOBAL EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	50,545.516	6.51%
GLOBAL EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	43,537.215	5.60%
GLOBAL EQUITY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	2,671,366.449	20.72%
GLOBAL EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,230,905.548	17.30%

Appendix B-7

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,774,292.319	13.76%
GLOBAL EQUITY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,069,492.092	8.29%
GLOBAL EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	940,605.805	7.29%
GLOBAL EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	858,382.676	6.66%
GLOBAL EQUITY FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	41,449,055.237	31.53%
GLOBAL EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	38,027,138.193	28.93%
GLOBAL EQUITY FUND	Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	20,462,048.396	15.57%
GLOBAL EQUITY FUND	Y	RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	9,392,566.813	7.14%

Appendix B-8

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL EQUITY FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	9,176,019.734	6.98%
GLOBAL INFRASTRUCTURE FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	209,740.302	43.27%
GLOBAL INFRASTRUCTURE FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	123,504.769	25.48%
GLOBAL INFRASTRUCTURE FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	56,980.315	11.76%
GLOBAL INFRASTRUCTURE FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	36,395.505	7.51%
GLOBAL INFRASTRUCTURE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	92,929.166	35.56%
GLOBAL INFRASTRUCTURE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	63,128.456	24.16%
GLOBAL INFRASTRUCTURE FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	31,139.099	11.92%
GLOBAL INFRASTRUCTURE FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24,040.353	9.20%

Appendix B-9

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL INFRASTRUCTURE FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	20,841.685	7.98%
GLOBAL INFRASTRUCTURE FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	545,432.065	65.98%
GLOBAL INFRASTRUCTURE FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	177,928.563	21.53%
GLOBAL INFRASTRUCTURE FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	51,088.337	6.18%
GLOBAL INFRASTRUCTURE FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,996,403.037	26.55%
GLOBAL INFRASTRUCTURE FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,804,458.231	24.00%
GLOBAL INFRASTRUCTURE FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,133,177.448	15.07%
GLOBAL INFRASTRUCTURE FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	608,688.344	8.09%

Appendix B-10

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL INFRASTRUCTURE FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	569,673.369	7.58%
GLOBAL INFRASTRUCTURE FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	459,095.456	6.11%
GLOBAL INFRASTRUCTURE FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGE FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	618,364.506	99.80%
GLOBAL REAL ESTATE SECURITIES FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	387,267.586	86.61%
GLOBAL REAL ESTATE SECURITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	186,535.063	56.70%
GLOBAL REAL ESTATE SECURITIES FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	48,319.643	14.69%
GLOBAL REAL ESTATE SECURITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36,006.044	10.94%
GLOBAL REAL ESTATE SECURITIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	29,905.720	9.09%

Appendix B-11

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL REAL ESTATE SECURITIES FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,193,104.777	38.79%
GLOBAL REAL ESTATE SECURITIES FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	621,859.788	20.22%
GLOBAL REAL ESTATE SECURITIES FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	619,725.318	20.15%
GLOBAL REAL ESTATE SECURITIES FUND	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	45,256.656	51.62%
GLOBAL REAL ESTATE SECURITIES FUND	R6	MATRIX TRUST COMPANY CUST FBO MILLEN, WHITE, ZELANO & BRANIGAN, PO BOX 52129 PHOENIX AZ 85072-2129	11,210.966	12.79%
GLOBAL REAL ESTATE SECURITIES FUND	R6	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	10,523.222	12.00%
GLOBAL REAL ESTATE SECURITIES FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7,730.906	8.82%
GLOBAL REAL ESTATE SECURITIES FUND	R6	MAC & CO 482463 ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5,504.159	6.28%
GLOBAL REAL ESTATE SECURITIES FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,480,919.290	29.24%

Appendix B-12

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL REAL ESTATE SECURITIES FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,901,813.857	25.46%
GLOBAL REAL ESTATE SECURITIES FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	2,484,555.280	16.22%
GLOBAL REAL ESTATE SECURITIES FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	988,968.970	6.45%
GLOBAL REAL ESTATE SECURITIES FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	830,009.184	5.42%
GLOBAL REAL ESTATE SECURITIES FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,303,528.605	36.53%
GLOBAL REAL ESTATE SECURITIES FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,222,483.290	34.26%
GLOBAL REAL ESTATE SECURITIES FUND	Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	549,695.943	15.41%

Appendix B-13

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL REAL ESTATE SECURITIES FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	199,420.093	5.59%
INTERNATIONAL DEVELOPED MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	350,579.120	65.69%
INTERNATIONAL DEVELOPED MARKETS FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	71,248.999	13.35%
INTERNATIONAL DEVELOPED MARKETS FUND	A	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	28,603.544	5.36%
INTERNATIONAL DEVELOPED MARKETS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	79,468.899	35.38%
INTERNATIONAL DEVELOPED MARKETS FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	51,184.731	22.79%
INTERNATIONAL DEVELOPED MARKETS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	34,649.880	15.43%
INTERNATIONAL DEVELOPED MARKETS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24,130.078	10.74%

Appendix B-14

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
INTERNATIONAL DEVELOPED MARKETS FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	18,148.277	8.08%
INTERNATIONAL DEVELOPED MARKETS FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,111,064.986	39.63%
INTERNATIONAL DEVELOPED MARKETS FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,779,338.319	22.67%
INTERNATIONAL DEVELOPED MARKETS FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,506,200.023	19.19%
INTERNATIONAL DEVELOPED MARKETS FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,325,229.123	31.03%
INTERNATIONAL DEVELOPED MARKETS FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6,280,660.138	17.21%
INTERNATIONAL DEVELOPED MARKETS FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,863,313.716	16.06%
INTERNATIONAL DEVELOPED MARKETS FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,519,547.046	12.38%

Appendix B-15

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
INTERNATIONAL DEVELOPED MARKETS FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,738,578.315	7.50%
INTERNATIONAL DEVELOPED MARKETS FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,954,162.925	5.35%
INTERNATIONAL DEVELOPED MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGE FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	844,275.193	61.94%
INTERNATIONAL DEVELOPED MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	207,228.006	15.20%
INTERNATIONAL DEVELOPED MARKETS FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	142,246.416	10.44%
INVESTMENT GRADE BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	248,900.599	67.10%
INVESTMENT GRADE BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	57,651.437	15.54%

Appendix B-16

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
INVESTMENT GRADE BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20,441.228	5.51%
INVESTMENT GRADE BOND FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	18,844.426	5.08%
INVESTMENT GRADE BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	128,698.231	44.39%
INVESTMENT GRADE BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	62,518.531	21.57%
INVESTMENT GRADE BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	40,066.077	13.82%
INVESTMENT GRADE BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26,808.380	9.25%
INVESTMENT GRADE BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	23,412.735	8.08%

Appendix B-17

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
INVESTMENT GRADE BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,069,581.733	43.46%
INVESTMENT GRADE BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	643,758.304	26.16%
INVESTMENT GRADE BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	331,068.937	13.45%
INVESTMENT GRADE BOND FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	39,527.515	87.96%
INVESTMENT GRADE BOND FUND	R6	MATRIX TRUST COMPANY CUST. FBO CALL HENRY INC 401(K) P/S PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	2,888.763	6.43%
INVESTMENT GRADE BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15,768,465.148	52.20%
INVESTMENT GRADE BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,469,307.109	18.11%
INVESTMENT GRADE BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	2,187,648.917	7.24%

Appendix B-18

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
INVESTMENT GRADE BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,906,008.654	6.31%
INVESTMENT GRADE BOND FUND	Y	BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316	662,425.504	32.62%
INVESTMENT GRADE BOND FUND	Y	RIF MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	626,533.782	30.85%
INVESTMENT GRADE BOND FUND	Y	NATIONAL MINING ASSOCIATION BUILDING RESERVE ACCOUNT NORI C JONES SR VP FIN & ADMIN 101 CONSTITUTION AVE NW STE 500E WASHINGTON DC 20001-2133	452,378.022	22.28%
INVESTMENT GRADE BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR AGFIRST FBO AGFIRST FARM CREDIT BANK SUPP EXEC TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	211,300.684	10.40%
MULTI-ASSET GROWTH STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	129,436.948	80.78%
MULTI-ASSET GROWTH STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	20,248.687	12.64%
MULTI-ASSET GROWTH STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,796.584	38.81%

Appendix B-19

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTI-ASSET GROWTH STRATEGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7,550.584	29.91%
MULTI-ASSET GROWTH STRATEGY FUND	C	CETERA INVESTMENT SVCS (FBO) KEITH E MANUEL KERNERSVILLE NC 27284	4,871.479	19.30%
MULTI-ASSET GROWTH STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,330.431	5.27%
MULTI-ASSET GROWTH STRATEGY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,371,948.265	38.23%
MULTI-ASSET GROWTH STRATEGY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	3,317,916.916	23.61%
MULTI-ASSET GROWTH STRATEGY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,704,497.789	19.25%
MULTI-ASSET GROWTH STRATEGY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20,562,773.897	34.03%
MULTI-ASSET GROWTH STRATEGY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	8,236,682.077	13.63%
MULTI-ASSET GROWTH STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	7,920,309.416	13.11%

Appendix B-20

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTI-ASSET GROWTH STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,461,494.719	12.35%
MULTI-ASSET GROWTH STRATEGY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5,192,547.625	8.59%
MULTI-ASSET GROWTH STRATEGY FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,728,759.453	6.17%
MULTI-ASSET GROWTH STRATEGY FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	8,341,538.566	58.75%
MULTI-ASSET GROWTH STRATEGY FUND	Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	3,520,068.724	24.79%
MULTI-ASSET GROWTH STRATEGY FUND	Y	RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,889,705.204	13.31%
MULTIFACTOR BOND FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	3,335,195.675	80.76%

Appendix B-21

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTIFACTOR BOND FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	794,357.908	19.24%
MULTIFACTOR INTERNATIONAL EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,030,612.120	60.51%
MULTIFACTOR INTERNATIONAL EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	654,751.725	38.44%
MULTIFACTOR INTERNATIONAL EQUITY FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY GERRITY GROUP, LLC 401(K) SAVI NGS PLAN 35 IRON POINT CIRCLE FOLSOM CA 95630-8587	4,573.260	100.00%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,279,193.756	37.23%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,117,104.756	35.39%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,506,249.121	17.10%
MULTIFACTOR INTERNATIONAL EQUITY FUND	S	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	720,480.731	8.18%

Appendix B-22

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTIFACTOR INTERNATIONAL EQUITY FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,619,366.618	30.21%
MULTIFACTOR INTERNATIONAL EQUITY FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	5,544,635.376	25.31%
MULTIFACTOR INTERNATIONAL EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	5,013,446.884	22.88%
MULTIFACTOR INTERNATIONAL EQUITY FUND	Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	2,520,143.841	11.50%
MULTIFACTOR U.S. EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	572,284.861	93.08%
MULTIFACTOR U.S. EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	95,653.495	56.70%
MULTIFACTOR U.S. EQUITY FUND	C	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	54,269.521	32.17%
MULTIFACTOR U.S. EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	676,035.072	59.24%
MULTIFACTOR U.S. EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	431,211.916	37.78%

Appendix B-23

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTIFACTOR U.S. EQUITY FUND	R6	RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814	13,697.165	55.56%
MULTIFACTOR U.S. EQUITY FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY GERRITY GROUP, LLC 401(K) SAVI NGS PLAN 35 IRON POINT CIRCLE FOLSOM CA 95630-8587	10,956.456	44.44%
MULTIFACTOR U.S. EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,793,202.976	51.94%
MULTIFACTOR U.S. EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,707,330.833	23.38%
MULTIFACTOR U.S. EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,009,271.671	13.82%
MULTIFACTOR U.S. EQUITY FUND	S	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	383,654.363	5.25%
MULTIFACTOR U.S. EQUITY FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	10,544,004.739	30.35%
MULTIFACTOR U.S. EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	8,395,042.272	24.16%

Appendix B-24

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTIFACTOR U.S. EQUITY FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,190,482.846	23.57%
MULTIFACTOR U.S. EQUITY FUND	Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	4,927,830.635	14.18%
MULTI-STRATEGY INCOME FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	198,728.599	44.10%
MULTI-STRATEGY INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	80,903.173	17.95%
MULTI-STRATEGY INCOME FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	47,349.728	10.51%
MULTI-STRATEGY INCOME FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	45,913.875	10.19%
MULTI-STRATEGY INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	34,450.012	7.64%
MULTI-STRATEGY INCOME FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	30,925.091	6.86%

Appendix B-25

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTI-STRATEGY INCOME FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	167,358.009	34.48%
MULTI-STRATEGY INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	96,931.626	19.97%
MULTI-STRATEGY INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	94,087.847	19.38%
MULTI-STRATEGY INCOME FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	79,681.409	16.41%
MULTI-STRATEGY INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32,535.583	6.70%
MULTI-STRATEGY INCOME FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,881,034.020	40.15%
MULTI-STRATEGY INCOME FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	919,601.824	19.63%
MULTI-STRATEGY INCOME FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	800,816.294	17.09%

Appendix B-26

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTI-STRATEGY INCOME FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23,019,164.577	62.95%
MULTI-STRATEGY INCOME FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,255,198.578	8.90%
MULTI-STRATEGY INCOME FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	2,801,208.960	7.66%
MULTI-STRATEGY INCOME FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,354,507.703	6.44%
MULTI-STRATEGY INCOME FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	7,978,424.648	52.83%
MULTI-STRATEGY INCOME FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	2,159,750.973	14.30%
MULTI-STRATEGY INCOME FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	2,157,174.739	14.28%

Appendix B-27

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MULTI-STRATEGY INCOME FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,920,384.923	12.72%
MULTI-STRATEGY INCOME FUND	Y	RIF MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	885,485.787	5.86%
OPPORTUNISTIC CREDIT FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	163,879.714	55.63%
OPPORTUNISTIC CREDIT FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	61,349.684	20.83%
OPPORTUNISTIC CREDIT FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17,887.658	6.07%
OPPORTUNISTIC CREDIT FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	133,870.715	43.28%
OPPORTUNISTIC CREDIT FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	44,873.198	14.51%

Appendix B-28

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
OPPORTUNISTIC CREDIT FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	40,865.563	13.21%
OPPORTUNISTIC CREDIT FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	37,451.427	12.11%
OPPORTUNISTIC CREDIT FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	33,708.480	10.90%
OPPORTUNISTIC CREDIT FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,200,009.219	41.98%
OPPORTUNISTIC CREDIT FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,207,494.504	22.07%
OPPORTUNISTIC CREDIT FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	2,065,882.396	20.65%
OPPORTUNISTIC CREDIT FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29,260,074.911	44.84%
OPPORTUNISTIC CREDIT FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,428,222.355	15.98%

Appendix B-29

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
OPPORTUNISTIC CREDIT FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	8,497,520.887	13.02%
OPPORTUNISTIC CREDIT FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	6,969,232.191	10.68%
OPPORTUNISTIC CREDIT FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR RUSSELL INVESTMENTS GROUP INC FBO RUSSELL INVESTMENTS RETIREMENT PLAN 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	359,099.982	99.87%
SHORT DURATION BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	345,865.411	42.72%
SHORT DURATION BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	112,149.045	13.85%
SHORT DURATION BOND FUND	A	J.P. MORGAN SECURITIES LLC FBO 584-13796-12 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	103,896.104	12.83%
SHORT DURATION BOND FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	73,225.194	9.04%
SHORT DURATION BOND FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	67,226.434	8.30%
SHORT DURATION BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	394,894.275	35.25%

Appendix B-30

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
SHORT DURATION BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	217,986.501	19.46%
SHORT DURATION BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	201,639.167	18.00%
SHORT DURATION BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	119,720.573	10.69%
SHORT DURATION BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	81,049.337	7.23%
SHORT DURATION BOND FUND	C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	74,459.760	6.65%
SHORT DURATION BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	436,476.405	43.43%
SHORT DURATION BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	251,864.851	25.06%
SHORT DURATION BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	176,295.494	17.54%
SHORT DURATION BOND FUND	R6	ASCENSUS TRUST COMPANY FBO FIRST CHOICE BUILDING PRODUCTS 401 234969 P.O. BOX 10758 FARGO ND 58106-0758	18,839.084	73.86%

Appendix B-31

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
SHORT DURATION BOND FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	4,834.461	18.95%
SHORT DURATION BOND FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. DELTA MEDICAL SYSTEMS, INC. 401(K) 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	1,676.121	6.57%
SHORT DURATION BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,366,422.410	27.85%
SHORT DURATION BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,006,250.095	24.87%
SHORT DURATION BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,200,946.372	18.21%
SHORT DURATION BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	676,380.069	5.59%
SHORT DURATION BOND FUND	Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,439,778.818	52.93%
SHORT DURATION BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,027,617.653	15.81%

Appendix B-32

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
SHORT DURATION BOND FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	812,223.818	12.50%
SHORT DURATION BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	700,403.917	10.78%
STRATEGIC BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,699,582.362	68.98%
STRATEGIC BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	235,111.672	9.54%
STRATEGIC BOND FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	182,769.430	7.42%
STRATEGIC BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	419,422.532	28.99%
STRATEGIC BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	305,059.424	21.09%

Appendix B-33

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
STRATEGIC BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	264,265.401	18.27%
STRATEGIC BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	223,405.155	15.44%
STRATEGIC BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	116,577.172	8.06%
STRATEGIC BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,639,288.080	40.13%
STRATEGIC BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	12,180,256.263	21.59%
STRATEGIC BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	10,037,072.427	17.79%
STRATEGIC BOND FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	77,311.889	56.54%

Appendix B-34

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
STRATEGIC BOND FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	21,548.501	15.76%
STRATEGIC BOND FUND	R6	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	14,408.452	10.54%
STRATEGIC BOND FUND	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,812.868	7.91%
STRATEGIC BOND FUND	R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. DELTA MEDICAL SYSTEMS, INC. 401(K) 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	7,759.030	5.67%
STRATEGIC BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	58,464,680.068	25.53%
STRATEGIC BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	43,817,728.503	19.13%
STRATEGIC BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38,411,885.622	16.77%

Appendix B-35

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
STRATEGIC BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	36,814,879.587	16.07%
STRATEGIC BOND FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	16,915,481.482	7.39%
STRATEGIC BOND FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14,338,518.835	6.26%
STRATEGIC BOND FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	28,758,140.618	36.34%
STRATEGIC BOND FUND	Y	LOAN COLLATERAL ACCOUNT PNC BANK, NATIONAL ASSOCIATION EDUCATIONAL TESTING SERVICE 600 CUTHBERT BLVD 5TH FLOOR HADDON TOWNSHIP NJ 08108-3642	14,918,818.877	18.85%
STRATEGIC BOND FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGE FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	9,888,674.276	12.50%
STRATEGIC BOND FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	7,805,378.494	9.86%

Appendix B-36

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
STRATEGIC BOND FUND	Y	CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	7,543,128.394	9.53%
STRATEGIC BOND FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	7,312,713.710	9.24%
SUSTAINABLE EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	204,971.379	48.90%
SUSTAINABLE EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	54,623.537	13.03%
SUSTAINABLE EQUITY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	50,330.402	12.01%
SUSTAINABLE EQUITY FUND	A	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	41,480.739	9.90%
SUSTAINABLE EQUITY FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	27,304.719	6.51%
SUSTAINABLE EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21,623.679	5.16%

Appendix B-37

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
SUSTAINABLE EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	212,462.809	38.28%
SUSTAINABLE EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	116,138.266	20.93%
SUSTAINABLE EQUITY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	81,957.220	14.77%
SUSTAINABLE EQUITY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	44,196.843	7.96%
SUSTAINABLE EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	41,701.904	7.51%
SUSTAINABLE EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,061,009.425	26.06%
SUSTAINABLE EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	775,990.072	19.06%
SUSTAINABLE EQUITY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	357,093.465	8.77%
SUSTAINABLE EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	342,125.388	8.40%

Appendix B-38

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
SUSTAINABLE EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	286,244.619	7.03%
SUSTAINABLE EQUITY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	268,996.693	6.61%
SUSTAINABLE EQUITY FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	164,533.494	83.64%
SUSTAINABLE EQUITY FUND	Y	NATIONAL MINING ASSOCIATION BUILDING RESERVE ACCOUNT NORI C JONES SR VP FIN & ADMIN 101 CONSTITUTION AVE NW STE 500E WASHINGTON DC 20001-2133	32,172.355	16.36%
TAX-EXEMPT BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	966,170.476	60.45%
TAX-EXEMPT BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	263,466.836	16.48%
TAX-EXEMPT BOND FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	95,654.393	5.98%
TAX-EXEMPT BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	489,021.649	45.45%
TAX-EXEMPT BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	163,187.360	15.17%

Appendix B-39

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-EXEMPT BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	155,797.301	14.48%
TAX-EXEMPT BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	74,596.785	6.93%
TAX-EXEMPT BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	67,868.492	6.31%
TAX-EXEMPT BOND FUND	C	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	61,456.339	5.71%
TAX-EXEMPT BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18,109,970.133	45.62%
TAX-EXEMPT BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	8,240,340.954	20.76%
TAX-EXEMPT BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	7,208,987.529	18.16%
TAX-EXEMPT BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	32,720,937.217	28.77%
TAX-EXEMPT BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19,044,612.427	16.75%
TAX-EXEMPT BOND FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16,978,835.483	14.93%

Appendix B-40

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-EXEMPT BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	15,933,337.320	14.01%
TAX-EXEMPT BOND FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,144,881.172	9.80%
TAX-EXEMPT BOND FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7,968,768.006	7.01%
TAX-EXEMPT HIGH YIELD BOND FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	980,950.069	52.68%
TAX-EXEMPT HIGH YIELD BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	679,148.101	36.48%
TAX-EXEMPT HIGH YIELD BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	222,933.609	46.37%
TAX-EXEMPT HIGH YIELD BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	73,466.135	15.28%
TAX-EXEMPT HIGH YIELD BOND FUND	C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	45,982.485	9.56%
TAX-EXEMPT HIGH YIELD BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	32,564.303	6.77%

Appendix B-41

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-EXEMPT HIGH YIELD BOND FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15,418,746.580	44.86%
TAX-EXEMPT HIGH YIELD BOND FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7,401,081.770	21.53%
TAX-EXEMPT HIGH YIELD BOND FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	6,552,138.356	19.06%
TAX-EXEMPT HIGH YIELD BOND FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	24,410,809.523	27.63%
TAX-EXEMPT HIGH YIELD BOND FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15,901,452.154	18.00%
TAX-EXEMPT HIGH YIELD BOND FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	14,882,241.956	16.85%
TAX-EXEMPT HIGH YIELD BOND FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14,778,357.873	16.73%
TAX-EXEMPT HIGH YIELD BOND FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6,776,045.882	7.67%
TAX-MANAGED INTERNATIONAL EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,784,378.186	79.47%

Appendix B-42

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED INTERNATIONAL EQUITY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	124,408.553	5.54%
TAX-MANAGED INTERNATIONAL EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	432,942.990	62.61%
TAX-MANAGED INTERNATIONAL EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	104,057.027	15.05%
TAX-MANAGED INTERNATIONAL EQUITY FUND	C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	60,382.162	8.73%
TAX-MANAGED INTERNATIONAL EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25,812,451.565	48.80%
TAX-MANAGED INTERNATIONAL EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	11,272,644.038	21.31%
TAX-MANAGED INTERNATIONAL EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	9,264,713.183	17.52%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	46,365,106.342	30.58%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	24,880,065.208	16.41%

Appendix B-43

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24,203,869.772	15.97%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,345,137.512	14.74%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11,871,180.254	7.83%
TAX-MANAGED INTERNATIONAL EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,619,569.818	6.35%
TAX-MANAGED REAL ASSETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	405,773.331	99.50%
TAX-MANAGED REAL ASSETS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	30,531.467	79.91%
TAX-MANAGED REAL ASSETS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,676.881	20.09%
TAX-MANAGED REAL ASSETS FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,259,331.532	49.23%

Appendix B-44

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED REAL ASSETS FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	3,662,699.231	21.83%
TAX-MANAGED REAL ASSETS FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,788,661.845	16.62%
TAX-MANAGED REAL ASSETS FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,726,014.437	21.53%
TAX-MANAGED REAL ASSETS FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	6,912,249.864	19.27%
TAX-MANAGED REAL ASSETS FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,758,203.394	18.84%
TAX-MANAGED REAL ASSETS FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	4,118,568.265	11.48%
TAX-MANAGED REAL ASSETS FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	3,225,678.703	8.99%
TAX-MANAGED U.S. LARGE CAP FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	911,963.917	62.04%
TAX-MANAGED U.S. LARGE CAP FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	185,052.381	12.59%

Appendix B-45

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED U.S. LARGE CAP FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	133,493.605	9.08%
TAX-MANAGED U.S. LARGE CAP FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	76,593.495	5.21%
TAX-MANAGED U.S. LARGE CAP FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	279,908.522	41.16%
TAX-MANAGED U.S. LARGE CAP FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	102,581.923	15.08%
TAX-MANAGED U.S. LARGE CAP FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	74,119.232	10.90%
TAX-MANAGED U.S. LARGE CAP FUND	C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	62,914.175	9.25%
TAX-MANAGED U.S. LARGE CAP FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	58,285.865	8.57%
TAX-MANAGED U.S. LARGE CAP FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	54,881.712	8.07%
TAX-MANAGED U.S. LARGE CAP FUND	C	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	41,235.050	6.06%

Appendix B-46

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED U.S. LARGE CAP FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,470,411.744	48.62%
TAX-MANAGED U.S. LARGE CAP FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	4,059,630.560	20.84%
TAX-MANAGED U.S. LARGE CAP FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,371,581.301	17.31%
TAX-MANAGED U.S. LARGE CAP FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	20,275,858.065	31.24%
TAX-MANAGED U.S. LARGE CAP FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,545,407.002	16.25%
TAX-MANAGED U.S. LARGE CAP FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	9,201,377.594	14.18%
TAX-MANAGED U.S. LARGE CAP FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8,218,584.593	12.66%
TAX-MANAGED U.S. LARGE CAP FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5,052,929.789	7.78%
TAX-MANAGED U.S. LARGE CAP FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,523,740.165	6.97%

Appendix B-47

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	372,997.124	50.23%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	192,848.505	25.97%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	66,451.798	8.95%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	40,087.503	5.40%
TAX-MANAGED U.S. MID & SMALL CAP FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	38,105.722	5.13%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	187,017.678	38.82%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	59,968.707	12.45%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	53,198.880	11.04%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	52,577.162	10.91%

Appendix B-48

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	39,206.613	8.14%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	38,580.287	8.01%
TAX-MANAGED U.S. MID & SMALL CAP FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	26,685.783	5.54%
TAX-MANAGED U.S. MID & SMALL CAP FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,373,447.277	52.86%
TAX-MANAGED U.S. MID & SMALL CAP FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,178,301.852	18.46%
TAX-MANAGED U.S. MID & SMALL CAP FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,011,901.251	15.86%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	6,878,188.444	29.04%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,927,596.375	16.58%

Appendix B-49

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,541,323.429	14.95%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	2,892,052.507	12.21%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,640,916.579	11.15%
TAX-MANAGED U.S. MID & SMALL CAP FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,593,177.992	6.73%
U.S. SMALL CAP EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	308,811.014	59.52%
U.S. SMALL CAP EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	67,950.553	13.10%
U.S. SMALL CAP EQUITY FUND	A	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	52,969.381	10.21%
U.S. SMALL CAP EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	124,173.975	38.22%
U.S. SMALL CAP EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	90,657.262	27.90%

Appendix B-50

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
U.S. SMALL CAP EQUITY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	42,882.605	13.20%
U.S. SMALL CAP EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,855.092	7.03%
U.S. SMALL CAP EQUITY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22,803.221	7.02%
U.S. SMALL CAP EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,640,838.825	40.55%
U.S. SMALL CAP EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	866,649.831	21.42%
U.S. SMALL CAP EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	848,182.650	20.96%
U.S. SMALL CAP EQUITY FUND	R6	MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	11,921.165	67.31%
U.S. SMALL CAP EQUITY FUND	R6	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	4,697.320	26.52%
U.S. SMALL CAP EQUITY FUND	R6	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	1,091.437	6.16%

Appendix B-51

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
U.S. SMALL CAP EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13,702,511.776	44.90%
U.S. SMALL CAP EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,950,585.387	12.94%
U.S. SMALL CAP EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	3,490,635.175	11.44%
U.S. SMALL CAP EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,385,821.490	11.09%
U.S. SMALL CAP EQUITY FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,154,990.041	26.24%
U.S. SMALL CAP EQUITY FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	987,619.637	22.44%
U.S. SMALL CAP EQUITY FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGE FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	710,798.786	16.15%
U.S. SMALL CAP EQUITY FUND	Y	EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	516,368.911	11.73%

Appendix B-52

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
U.S. SMALL CAP EQUITY FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	490,989.842	11.15%
U.S. SMALL CAP EQUITY FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	250,764.119	5.70%
U.S. STRATEGIC EQUITY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	276,640.546	41.18%
U.S. STRATEGIC EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	155,516.197	23.15%
U.S. STRATEGIC EQUITY FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	58,344.728	8.68%
U.S. STRATEGIC EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	56,029.866	8.34%
U.S. STRATEGIC EQUITY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	54,303.672	8.08%
U.S. STRATEGIC EQUITY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	86,478.268	21.60%

Appendix B-53

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
U.S. STRATEGIC EQUITY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	65,442.026	16.35%
U.S. STRATEGIC EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	61,949.830	15.47%
U.S. STRATEGIC EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	61,246.496	15.30%
U.S. STRATEGIC EQUITY FUND	C	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	55,142.095	13.77%
U.S. STRATEGIC EQUITY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	41,923.488	10.47%
U.S. STRATEGIC EQUITY FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,730,644.244	38.94%
U.S. STRATEGIC EQUITY FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	8,980,875.111	23.74%
U.S. STRATEGIC EQUITY FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	7,234,681.546	19.12%
U.S. STRATEGIC EQUITY FUND	S	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	89,998,438.783	43.65%

Appendix B-54

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
U.S. STRATEGIC EQUITY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	31,874,191.981	15.46%
U.S. STRATEGIC EQUITY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,885,526.478	11.10%
U.S. STRATEGIC EQUITY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	22,195,209.958	10.76%
U.S. STRATEGIC EQUITY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	12,727,837.171	6.17%
UNCONSTRAINED TOTAL RETURN FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	16,992.832	100.00%
UNCONSTRAINED TOTAL RETURN FUND	C	RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814	10,985.268	52.24%
UNCONSTRAINED TOTAL RETURN FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	9,138.024	43.46%
UNCONSTRAINED TOTAL RETURN FUND	M	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,012,321.367	33.49%
UNCONSTRAINED TOTAL RETURN FUND	M	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	629,597.265	20.83%

Appendix B-55

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
UNCONSTRAINED TOTAL RETURN FUND	M	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	563,876.357	18.66%
UNCONSTRAINED TOTAL RETURN FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,715,384.776	22.58%
UNCONSTRAINED TOTAL RETURN FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,577,066.900	20.76%
UNCONSTRAINED TOTAL RETURN FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,374,180.603	18.09%
UNCONSTRAINED TOTAL RETURN FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	985,609.131	12.98%
UNCONSTRAINED TOTAL RETURN FUND	S	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	910,331.235	11.98%
UNCONSTRAINED TOTAL RETURN FUND	Y	BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	2,315,982.401	30.61%
UNCONSTRAINED TOTAL RETURN FUND	Y	GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,958,104.964	25.88%

Appendix B-56

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
UNCONSTRAINED TOTAL RETURN FUND	Y	RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGE FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502	1,588,374.494	20.99%
UNCONSTRAINED TOTAL RETURN FUND	Y	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	555,599.560	7.34%
UNCONSTRAINED TOTAL RETURN FUND	Y	MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	499,787.013	6.61%
UNCONSTRAINED TOTAL RETURN FUND	Y	RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	443,534.200	5.86%
BALANCED STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	26,300,300.620	66.98%
BALANCED STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,356,649.163	11.10%
BALANCED STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,294,081.664	8.39%
BALANCED STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	8,483,788.623	27.78%

Appendix B-57

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
BALANCED STRATEGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8,093,708.206	26.50%
BALANCED STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,197,113.470	20.29%
BALANCED STRATEGY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,442,196.636	8.00%
BALANCED STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,082,882.806	6.82%
BALANCED STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	519,353.148	33.92%
BALANCED STRATEGY FUND	R1	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	475,393.464	31.05%
BALANCED STRATEGY FUND	R1	NONAB & CO FBO NORTHERN TIER VETERINARY CLINI 90 MAIN ST WELLSBORO PA 16901-1517	185,135.718	12.09%
BALANCED STRATEGY FUND	R1	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	89,823.291	5.87%

Appendix B-58

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
BALANCED STRATEGY FUND	R1	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	83,788.655	5.47%
BALANCED STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY USA JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	3,085,449.119	87.11%
BALANCED STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	191,804.453	5.42%
BALANCED STRATEGY FUND	R5	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	945,706.228	35.80%
BALANCED STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	841,903.558	31.87%
BALANCED STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	338,567.669	12.82%
BALANCED STRATEGY FUND	R5	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	136,735.319	5.18%
BALANCED STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,409,339.645	33.31%

Appendix B-59

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
BALANCED STRATEGY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	3,250,290.119	24.55%
BALANCED STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,259,620.715	9.52%
BALANCED STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	909,546.069	6.87%
BALANCED STRATEGY FUND	S	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	871,193.420	6.58%
CONSERVATIVE STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,391,450.526	65.24%
CONSERVATIVE STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	564,516.335	10.86%
CONSERVATIVE STRATEGY FUND	A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	299,135.935	5.75%
CONSERVATIVE STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	297,203.720	5.72%
CONSERVATIVE STRATEGY FUND	A	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	273,628.213	5.26%
CONSERVATIVE STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,791,078.334	27.18%

Appendix B-60

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
CONSERVATIVE STRATEGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,689,621.178	25.64%
CONSERVATIVE STRATEGY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,145,151.051	17.38%
CONSERVATIVE STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	792,286.817	12.02%
CONSERVATIVE STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	510,982.739	7.75%
CONSERVATIVE STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	165,389.195	62.80%
CONSERVATIVE STRATEGY FUND	R1	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	74,549.576	28.31%
CONSERVATIVE STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY USA JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	602,009.574	90.62%

Appendix B-61

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
CONSERVATIVE STRATEGY FUND	R4	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	35,179.219	5.30%
CONSERVATIVE STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	276,049.235	44.87%
CONSERVATIVE STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	89,018.624	14.47%
CONSERVATIVE STRATEGY FUND	R5	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	58,715.329	9.54%
CONSERVATIVE STRATEGY FUND	R5	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	56,948.554	9.26%
CONSERVATIVE STRATEGY FUND	R5	TALCOTT RESOLUTION LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 5051 HARTFORD CT 06102-5051	31,461.897	5.11%
CONSERVATIVE STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,051,427.121	49.85%
CONSERVATIVE STRATEGY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	238,998.771	11.33%

Appendix B-62

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
CONSERVATIVE STRATEGY FUND	S	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	156,110.561	7.40%
CONSERVATIVE STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	135,667.634	6.43%
EQUITY GROWTH STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	4,522,804.804	43.96%
EQUITY GROWTH STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,991,487.423	29.08%
EQUITY GROWTH STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,400,783.383	13.62%
EQUITY GROWTH STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,566,483.699	26.82%
EQUITY GROWTH STRATEGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2,347,512.323	24.53%
EQUITY GROWTH STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,689,718.050	17.66%
EQUITY GROWTH STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,051,561.423	10.99%

Appendix B-63

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EQUITY GROWTH STRATEGY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	799,004.455	8.35%
EQUITY GROWTH STRATEGY FUND	C	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413	550,194.592	5.75%
EQUITY GROWTH STRATEGY FUND	R1	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	67,387.265	24.98%
EQUITY GROWTH STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	64,096.180	23.76%
EQUITY GROWTH STRATEGY FUND	R1	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	38,789.682	14.38%
EQUITY GROWTH STRATEGY FUND	R1	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	23,661.124	8.77%
EQUITY GROWTH STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	18,835.788	6.98%
EQUITY GROWTH STRATEGY FUND	R1	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16,512.141	6.12%
EQUITY GROWTH STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY USA JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	851,809.753	87.71%

Appendix B-64

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EQUITY GROWTH STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	67,760.868	6.98%
EQUITY GROWTH STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	231,192.077	42.29%
EQUITY GROWTH STRATEGY FUND	R5	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	107,095.867	19.59%
EQUITY GROWTH STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	97,814.097	17.89%
EQUITY GROWTH STRATEGY FUND	R5	MID ATLANTIC TRUST COMPANY FBO MILLENNIUM PACKAGING, LP 401(K) PR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	35,402.949	6.48%
EQUITY GROWTH STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,677,025.831	33.16%
EQUITY GROWTH STRATEGY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	706,647.400	13.97%
EQUITY GROWTH STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	574,379.406	11.36%

Appendix B-65

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
EQUITY GROWTH STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	516,020.307	10.20%
EQUITY GROWTH STRATEGY FUND	S	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	415,025.586	8.21%
EQUITY GROWTH STRATEGY FUND	S	MATRIX TRUST COMPANY CUST FBO MINISTERS BENE ASSN SELECT RETIREM PO BOX 52129 PHOENIX AZ 85072-2129	262,941.340	5.20%
GROWTH STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	21,948,446.368	71.54%
GROWTH STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,251,868.788	10.60%
GROWTH STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,952,791.171	6.37%
GROWTH STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	5,580,999.255	29.03%
GROWTH STRATEGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	4,719,549.051	24.55%
GROWTH STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,241,605.649	22.06%

Appendix B-66

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GROWTH STRATEGY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,338,789.620	6.96%
GROWTH STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,253,782.050	6.52%
GROWTH STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	143,368.269	25.00%
GROWTH STRATEGY FUND	R1	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	135,141.644	23.57%
GROWTH STRATEGY FUND	R1	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	123,386.172	21.52%
GROWTH STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	49,529.265	8.64%
GROWTH STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	35,028.894	6.11%
GROWTH STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY USA JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	2,899,044.646	89.43%

Appendix B-67

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GROWTH STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	184,205.923	5.68%
GROWTH STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	721,655.852	34.78%
GROWTH STRATEGY FUND	R5	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	561,170.896	27.04%
GROWTH STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	152,104.814	7.33%
GROWTH STRATEGY FUND	R5	SMP HEALTH SYSTEM FBO EXEC NQ EXCESS OF SMP HEALTH ATTN AARON ALTON PO BOX 10007 FARGO ND 58106-0007	151,833.681	7.32%
GROWTH STRATEGY FUND	R5	MID ATLANTIC TRUST COMPANY FBO WILLIAM NEALE & CO., P.C. 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	137,887.682	6.64%
GROWTH STRATEGY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	4,943,302.180	41.95%
GROWTH STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,921,692.025	24.80%

Appendix B-68

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GROWTH STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	1,178,666.240	10.00%
GROWTH STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	623,960.494	5.30%
MODERATE STRATEGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	6,691,975.829	70.58%
MODERATE STRATEGY FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,002,856.799	10.58%
MODERATE STRATEGY FUND	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	551,005.026	5.81%
MODERATE STRATEGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	2,299,780.687	30.71%
MODERATE STRATEGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	1,952,376.338	26.07%
MODERATE STRATEGY FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,197,578.732	15.99%
MODERATE STRATEGY FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	825,828.273	11.03%

Appendix B-69

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MODERATE STRATEGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	544,745.214	7.27%
MODERATE STRATEGY FUND	R1	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	85,280.231	33.22%
MODERATE STRATEGY FUND	R1	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	49,523.863	19.29%
MODERATE STRATEGY FUND	R1	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	39,058.946	15.22%
MODERATE STRATEGY FUND	R1	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	28,740.878	11.20%
MODERATE STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO SURFACE MOUNT TECHNOLOGY CORPORATI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16,422.248	6.40%
MODERATE STRATEGY FUND	R1	MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14,691.964	5.72%
MODERATE STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY USA JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	771,016.413	80.43%
MODERATE STRATEGY FUND	R4	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK JHRPS TRADING OPS ST-6 200 BERKELEY ST BOSTON MA 02116-5022	50,904.514	5.31%

Appendix B-70

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MODERATE STRATEGY FUND	R5	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	287,185.991	40.83%
MODERATE STRATEGY FUND	R5	AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	203,174.952	28.88%
MODERATE STRATEGY FUND	R5	AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	120,431.564	17.12%
MODERATE STRATEGY FUND	S	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,165,029.039	33.70%
MODERATE STRATEGY FUND	S	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	606,541.527	17.54%
MODERATE STRATEGY FUND	S	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	535,056.752	15.48%
MODERATE STRATEGY FUND	S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	209,852.534	6.07%
MODERATE STRATEGY FUND	S	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	209,288.232	6.05%

Appendix B-71

Fund	Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MODERATE STRATEGY FUND	S	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	205,666.606	5.95%

*

Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

Appendix B-72

RUSSELL INVESTMENT FUNDS

As of May 28, 2021, the following shareholders were beneficial owners of the percentages of outstanding shares of the Funds indicated below.

Fund	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
GLOBAL REAL ESTATE SECURITIES FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	46,927,666.963	70.70%
GLOBAL REAL ESTATE SECURITIES FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	11,868,294.741	17.88%
GLOBAL REAL ESTATE SECURITIES FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT A ATTN MUTUAL FUND ACCOUNTING N13 NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	3,480,109.979	5.24%
INTERNATIONAL DEVELOPED MARKETS FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	12,076,754.521	42.42%
INTERNATIONAL DEVELOPED MARKETS FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	10,943,490.136	38.44%
INTERNATIONAL DEVELOPED MARKETS FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT A ATTN MUTUAL FUND ACCOUNTING N13 NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	1,556,110.280	5.47%
STRATEGIC BOND FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	66,590,584.913	69.14%

Appendix B-73

Fund	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
STRATEGIC BOND FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	8,309,971.384	8.63%
STRATEGIC BOND FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT A ATTN MUTUAL FUND ACCOUNTING N13 NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	7,568,048.653	7.86%
STRATEGIC BOND FUND	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	7,090,436.327	7.36%
U.S. SMALL CAP EQUITY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	7,009,432.968	52.29%
U.S. SMALL CAP EQUITY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	4,188,535.728	31.25%
U.S. STRATEGIC EQUITY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	14,047,723.988	51.04%
U.S. STRATEGIC EQUITY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	7,738,325.820	28.11%
U.S. STRATEGIC EQUITY FUND	RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,834,442.197	6.66%

Appendix B-74

Fund	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
U.S. STRATEGIC EQUITY FUND	RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	1,553,151.344	5.64%
BALANCED STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	21,084,384.340	86.45%
BALANCED STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	2,843,035.055	11.66%
EQUITY GROWTH STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	3,472,065.724	74.36%
EQUITY GROWTH STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	1,011,745.944	21.67%
GROWTH STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	16,114,881.338	85.47%
GROWTH STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	2,274,864.389	12.07%
MODERATE STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	7,747,909.121	86.61%

Appendix B-75

Fund	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
MODERATE STRATEGY FUND	NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	804,779.175	9.00%

*

Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

Appendix B-76

007CFN132C

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Russell Investment Funds ("RIF"), (the "Trust"), a Massachusetts business trust, revoking previous proxies, hereby appoints Mary Beth Albaneze, Mark Swanson and Kari Seabrands, or any of them as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: Meetings.computershare.com/MANLUKU, on September 28, 2021, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. **In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.**

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposal.

RIF_32161_071321

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the available on-screen 24 hours instructions VOTE BY PHONE FollowCall the recorded 1-800-337-3503 instructions available 24 hours Vote, sign VOTE and date BY this MAIL Proxy Card and return envelope in the postage-paid VOTE AT THE VIRTUAL MEETING at the following Website: Meetings.computershare.com/MANLUKU on September 28 at 10:00 a.m., Pacific Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY RUSSELL INVESTMENT COMPANY SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021 THIS Company PROXY (“RIC”), IS BEING (the “Trust”), SOLICITED a Massachusetts BY THE business BOARD trust, OF revoking TRUSTEES. previous The proxies, undersigned hereby shareholder(s) appoints Mary of Beth Russell Albaneze, Investment Mark Swanson substitution, and to Kari vote Seabrands, all shares or of any the Fund(s) of them as that Proxies the undersigned of the undersigned is entitled with to vote power at the to act Special without Meeting the others of Shareholders and with full to power be held of virtually and at any at and the all following adjournments Website: thereof Meetings. as indicated computershare. on the reverse com/MANLUKU, side. To participate on September in the Virtual 28, 2021, Meeting at 10:00 enter the a.m. 14-digit , Pacific control Time, number other matters from the as shaded may properly box on come this card. before In the their meeting discretion, or any the adjournment proxy holders thereof. named above are authorized to vote upon such made, This Proxy, this Proxy when will properly be voted executed, FOR the will Proposal. be voted in the manner directed by the undersigned shareholder. If no direction is VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 -80 0- 337 -3 50 3 WE URGE YOU TO SIGN, DATE ON THE REVERSE RIC_32161_071321 SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held virtually on September 28, 2021. The Funds’ Notice of Special Meeting of shareholders, Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/rus-32161 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD FUNDS FUNDS FUNDS Emerging Markets Fund Equity Income Fund Global Equity Fund Global Infrastructure Fund Global Real Estate Securities Fund International Developed Markets Fund Investment Grade Bond Fund Multi-Asset Growth Strategy Fund Multifactor Bond Fund Multifactor International Equity Fund Multifactor U.S. Equity Fund Multi-Strategy Income Fund Opportunistic Credit Fund Short Duration Bond Fund Strategic Bond Fund Sustainable Equity Fund Tax-Exempt Bond Fund Tax-Exempt High Yield Bond Fund Tax-Managed International Equity Fund Tax-Managed Real Assets Fund Tax-Managed U.S. Large Cap Fund Tax-Managed U.S. Mid & Small Cap Fund U.S. Small Cap Equity Fund U.S. Strategic Equity Fund Unconstrained Total Return Fund Balanced Strategy Fund Conservative Strategy Fund Equity Growth Strategy Fund Growth Strategy Fund Moderate Strategy Fund Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. 1. To elect six members to the Board of Trustees of the Trust: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Michelle Cahoon 02. Julie Dien Ledoux 03. Jeannie Shanahan ? ? ? 04. Michael Day 05. Jeremy May 06. Vernon Barback INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures ? This section must be completed for your vote to be counted. ? Sign and Date Below Noteshould : Please sign sign . When exactly signing as your as name(s) attorney, appear(s) executor, on guardian, this Proxy administrator, Card, and date trustee, it. When officer shares of a are corporation held jointly, or other at least entity one or holder in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box RIC 32161

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of Russell Investment Company ("RIC"), (the "Trust"), a Massachusetts business trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's shares with respect to the Fund(s), be cast as designated on the reverse side at the Special Meeting of the Shareholders to be held virtually at the following Website: Meetings.computershare.com/MANLUKU, on September 28, 2021, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.

The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s).

RIC_32161_071321_VI

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EVERY CONTRACT OWNER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours Vote, sign VOTE and BY date MAIL this Voting Instruction postage Card -paid and envelope return in the VOTE AT THE VIRTUAL MEETING at the following Website: Meetings.computershare.com/MANLUKU on September 28 at 10:00 a.m., Pacific Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. VOTING INSTRUCTION CARD RUSSELL INVESTMENT COMPANY SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021 [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of Russell your behalf Invest . The ment undersigned Company contract/policy (“RIC”), (the “Trust”), owner hereby a Massachusetts instructs that business the votes trust, attributable for which to it the is the undersigned’s record or beneficial shares with owner respect on to Website: the Fund(s), Meetings be cast .computershare as designated .on com/MANLUKU the reverse side, at on the September Special Meeting 28, 2021, of the at Shareholders 10:00 a.m., to Pacific be held Time, virtually and at at the any following and all shaded adjournments box on thereof this card as. indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise thereof. its This discretion Voting Instruction in voting upon Card, such when other properly business executed, as may properly will be voted come in before the manner the Special directed Meeting by the or undersigned any adjournments . If no side direction . Shares is made, of the the Fund(s) votes attributable for which no to instructions this Voting Instruction are received Card will will be voted be voted in the FOR same the proportion proposal listed as votes on the for reverse which instructions are received for the Fund(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 -86 6- 298 -8 47 6 WE URGE YOU TO SIGN, DATE ON THE REVERSE RIC_32161_071321_VI SIDE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held virtually on September 28, 2021. The Funds’ Notice of Special Meeting of shareholders, Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/rus-32161 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD FUNDS FUNDS FUNDS Emerging Markets Fund Equity Income Fund Global Equity Fund Global Infrastructure Fund Global Real Estate Securities Fund International Developed Markets Fund Investment Grade Bond Fund Multi-Asset Growth Strategy Fund Multifactor Bond Fund Multifactor International Equity Fund Multifactor U.S. Equity Fund Multi-Strategy Income Fund Opportunistic Credit Fund Short Duration Bond Fund Strategic Bond Fund Sustainable Equity Fund Tax-Exempt Bond Fund Tax-Exempt High Yield Bond Fund Tax-Managed International Equity Fund Tax-Managed Real Assets Fund Tax-Managed U.S. Large Cap Fund Tax-Managed U.S. Mid & Small Cap Fund U.S. Small Cap Equity Fund U.S. Strategic Equity Fund Unconstrained Total Return Fund Balanced Strategy Fund Conservative Strategy Fund Equity Growth Strategy Fund Growth Strategy Fund Moderate Strategy Fund Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. 1. To elect six members to the Board of Trustees of the Trust: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Michelle Cahoon 02. Julie Dien Ledoux 03. Jeannie Shanahan ? ? ? 04. Michael Day 05. Jeremy May 06. Vernon Barback INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures ? This section must be completed for your vote to be counted. ? Sign and Date Below Noteone : Please holder sign should exactly sign as . your When name(s) signing appear(s) as attorney, on this executor, Voting guardian, Instruction administrator, Card, and date trustee, it. When officer shares of a corporation are held jointly, or other at least entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box / / RIC2 32161

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

Please detach at perforation before mailing.

PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Russell Investment Funds ("RIF"), (the "Trust"), a Massachusetts business trust, revoking previous proxies, hereby appoints Mary Beth Albaneze, Mark Swanson and Kari Seabrands, or any of them as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: Meetings.computershare.com/MANLUKU, on September 28, 2021, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. **In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof**.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposal.

xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the available on-screen 24 hours instructions VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, and sign return and in date the postage-paid this Proxy Card envelope VOTE AT THE VIRTUAL MEETING at the following Website: Meetings.computershare.com/MANLUKU on September 28 at 10:00 a.m., Pacific Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY RUSSELL INVESTMENT FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021 THIS Funds PROXY (“RIF”), (the IS BEING “Trust”), SOLICITED a Massachusetts BY THE business BOARD trust, OF revoking TRUSTEES. previous The proxies, undersigned hereby appoints shareholder(s) Mary Beth of Russell Albaneze, Investment Mark Swanson substitution, and to Kari vote Seabrands, all shares or of any the Fund(s) of them as that Proxies the undersigned of the undersigned is entitled with to vote power at the to act Special without Meeting the others of Shareholders and with full to power be held of and virtually at any at and the all following adjournments Website: thereof Meetings. as indicated computershare. on the reverse com/MANLUKU, side. To participate on September in the Virtual 28, 2021, Meeting at 10:00 enter the a.m. 14-digit , Pacific control Time, number other matters from the as shaded may properly box on come this card. before In the their meeting discretion, or any the adjournment proxy holders thereof. named above are authorized to vote upon such This made, Proxy, this Proxy when will properly be voted executed, FOR the will Proposal. be voted in the manner directed by the undersigned shareholder. If no direction is VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 -80 0- 337 -3 50 3 RIF_32161_071321 WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held virtually on September 28, 2021. The Funds’ Notice of Special Meeting of shareholders, Joint Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/rus-32161 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD FUNDS FUNDS FUNDS Global Real Estate Securities Fund International Developed Markets Fund Strategic Bond Fund U.S. Small Cap Equity Fund U.S. Strategic Equity Fund Balanced Strategy Fund Equity Growth Strategy Fund Growth Strategy Fund Moderate Strategy Fund Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. 1. To elect six members to the Board of Trustees of the Trust: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Michelle Cahoon 02. Julie Dien Ledoux 03. Jeannie Shanahan ? ? ? 04. Michael Day 05. Jeremy May 06. Vernon Barback INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures ? This section must be completed for your vote to be counted. ? Sign and Date Below Noteshould : Please sign sign . When exactly signing as your as name(s) attorney, appear(s) executor, on guardian, this Proxy administrator, Card, and date trustee, it. When officer shares of a are corporation held jointly, or other at least entity one or holder in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box RIF 32161

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of Russell Investment Funds ("RIF"), (the "Trust"), a Massachusetts business trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's shares with respect to the Fund(s), be cast as designated on the reverse side at the Special Meeting of the Shareholders to be held virtually at the following Website: Meetings.computershare.com/MANLUKU, on September 28, 2021, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.

The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s).

RIF_32161_071521_VI

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EVERY CONTRACT OWNER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow available the recorded 24 hours instructions VOTE BY MAIL Instruction Vote, sign Card and date and return this Voting in the postage-paid envelope VOTE AT THE VIRTUAL MEETING at the following Website: Meetings.computershare.com/MANLUKU on September 28 at 10:00 a.m., Pacific Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. VOTING INSTRUCTION CARD RUSSELL INVESTMENT FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021 [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of behalf Russell . The Investment undersigned Funds contract/policy (“RIF”), (the “Trust”), owner hereby a Massachusetts instructs that business the votes trust, attributable for which to the it is undersigned’s the record or beneficial shares with own respect er on t o your the Fund(s), Meetings be .computershare cast as designated .com/MANLUKU on the reverse side , on at September the Special 28, Meeting 2021, of at the 10:00 Shareholders a.m., Pacific to be Time, held virtually and at any at the and following all adjournments Website: thereof this card as . indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments thereof direction . This is made, Voting the Instruction votes attributable Card, when to this properly Voting executed, Instruction will Card be voted will in be the voted manner FOR directed the proposal by the listed undersigned on the reverse . If no instructions side. Shares are of received the Fund(s) for the for Fund(s) which no . instructions are received will be voted in the same proportion as votes for which VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 -86 6- 298 -8 47 6 RIF_32161_071321_VI WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held virtually on September 28, 2021. The Funds’ Notice of Special Meeting of shareholders, Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/rus-32161 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD FUNDS FUNDS FUNDS Global Real Estate Securities Fund International Developed Markets Fund Strategic Bond Fund U.S. Small Cap Equity Fund U.S. Strategic Equity Fund Balanced Strategy Fund Equity Growth Strategy Fund Growth Strategy Fund Moderate Strategy Fund Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. 1. To elect six members to the Board of Trustees of the Trust: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Michelle Cahoon 02. Julie Dien Ledoux 03. Jeannie Shanahan ? ? ? 04. Michael Day 05. Jeremy May 06. Vernon Barback INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures ? This section must be completed for your vote to be counted. ? Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, at least one holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ? Please print date below Signature 1 ? Please keep signature within the box Signature 2 ? Please keep signature within the box RIF2 32161